Exhibit 10.05

                ASSIGNMENT, ASSUMPTION, CONSENT TO ASSIGNMENT
                             AND AMENDMENT OF LEASE

            This Assignment, Assumption of Assignment and Consent to Assignment of Lease is made this 12th day of December, 1997 between JESSE SAYEGH, and individual residing at 25 Kinnelon Road, Kinnelon, New Jersey 07405 (hereinafter referred to as the "Assignor"), and CCC MIDDLEBROOK CINEMA CORP., a Delaware corporation organized and existing under the laws of Delaware, authorized to do business in New Jersey, whose principal office is located at 7 Waverly Place, Madison, New Jersey 07940 (hereinafter collectively referred to as the "Assignee"), Clearview Cinema Group, Inc., a Delaware corporation with offices at 7 Waverly Place, Madison, New Jersey (hereinafter referred to as
"Guarantor"), Westwood Oaks Inc., hereinafter referred to as the ("Landlord") and Westwood Oaks Associates, a New Jersey partnership (hereinafter referred to as "Fee Owner").

                                   WITNESSETH:

            WHEREAS, Assignor entered into a Lease with WESTWOOD OAKS, INC., dated September 28, 1993, together with Rider to Lease, a true copy is annexed hereto (hereinafter, collectively, referred to as "Lease Agreement"); and

            WHEREAS, the Assignor wishes to assign to Assignee all of its right, title and interest under and pursuant to the Lease Agreement; and

            WHEREAS, the Assignee wishes to accept this Assignment of Lease as of December 12, 1997, and agrees to assume, perform and abide by all of the terms, provisions and obligations of Assignor under the Lease Agreement; and

            WHEREAS,   WESTWOOD  OAKS,  INC.,  as  Landlord  and  Westwood  Oaks
Associates as Fee Owner, hereby consent to assignment of the Lease Agreement to the Assignee on the terms and conditions hereinafter set forth;

            WHEREAS, the Tenant, the Assignee, the Guarantor, the Landlord, and the Fee Owner, wish to amend the Lease as set forth herein;

            NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the Assignor and Assignee hereby agree as follows:

            1. Assignor hereby assign all of its right, title and interest under and pursuant to the Lease Agreement from and after December 12, 1997 to Assignee, and its respective successors and/or assigns.

            2. Assignee hereby accepts this Assignment of Lease, and agrees from and after December 12, 1997 to assume, perform and abide by all of the terms, provisions and obligations of the Assignor under the Lease Agreement.

            3. Notwithstanding anything in this Assignment and Assumption of Assignment of Lease that may be to the contrary, Assignor expressly agrees that nothing herein shall relieve the Assignor from any liability under and pursuant to the Lease Agreement.

            4. Thus Assignment and Assumption of Assignment of Lease shall be binding upon the parties hereto and their respective heirs, successors and assigns.

            5. This Assignment and Assumption of Assignment of Lease shall not be modified or amended without the without the written consent of the parties hereto and the Landlord.

            6. By its signature below, Clearview Cinema Group, Inc., a Delaware corporation and the parent of the assignee ("Clearview"), for valuable consideration and in order to induce the Landlord to execute the consent, hereby guarantees the payment of rent and the performance of all tenant obligations set forth in the aforesaid Lease Agreement.

            7. Any further assignment shall require the consent of Landlord.

            8. Article Default Provisions of the Lease is hereby amended by adding the following language at the end of Section 20.1;

            "In the event the Assignee ceases or fails to operate the movie theater for more than three consecutive months (not less than ninety
            (90) days for any reason within the control of the Assignee such cessation of operations shall be considered an additional element of default, entitling Landlord to the immediate recapture of the Premises, at Landlord's option, to other remedies at law or in equity as provided by the Lease Agreement. Excluded from such default shall be those events beyond the control of the Assignee including, but not limited to an act of God, a natural disaster, a fire not the Assignees fault, or the like. Also excluded from this

            "go dark" default provision is any shut down of the theater approved by the Landlord or Fee Owner including but not limited to making repairs, construction, reconstruction, rebuilding, refurbishing, expanding, alterations or any closing or shut down caused by the Landlord or Fee Owner or their respective agents, servants or employees.

            9. As an additional inducement to obtain the consent of the Landlord and the Fee Owner to the proposed Assignment, the Assignor will post the sum of FORTY THREE THOUSAND NINE HUNDRED SEVENTY SEVEN DOLLARS AND 00/100 ($43,977.00) being two months rent to be held as additional security for the full and faithful performance of tenants obligations under the Lease by the Assignee. This security will be held by the Landlord. Notwithstanding the fact that the personal liability of Jesse Y. Sayegh under the Lease will expire October 1, 1999, Sayegh hereby agrees that the Landlord can continue to hold this additional security for a period of five (5) years from the date of the Assignment to CCC Middlebrook Cinema Corp. at which time the entire principal amount, without interest, will then be returned to Jesse Y. Sayegh. The provisions of this additional security deposit are in addition to the one months rent presently being held as security in accord with Section 3.3 of the Lease, without interest, and the provisions of the Lease respecting the same shall not be effected by Jesse Y. Sayegh's undertaking as stated herein except to confirm that any use or application of any security deposit held by Landlord will first exhaust the fund held under Section 3.3 of the Lease which is being assigned by the Assignor and become the property of the Assignee, before the Landlord uses or applies the additional security deposit posted with the execution of this Assignment, Assumption, Consent and Amendment to the Lease.

            10. Upon execution hereof, Landlord's attorney shall receive reimbursement of all of its costs and expenses in reviewing this Assignment and all other documents related to the Assignment of the Lease Agreement in the amount of $2,500.00.

            11. Landlord will use its best efforts to notify Provident Bank, agent, Cincinnati, Ohio, of any default under the Lease Agreement.


            [Remainder of page intentionally left blank.
                        Signature pages follow]

            IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date and year hereinabove first written.
ATTEST:                                         JESSE SAYEGH, Assignor


                                                By:  /s/ Jesse Y. Sayegh
------------------------                             ---------------------------
                                                          JESSE SAYEGH

STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

      On this 12th day of December in the year 1997, before me personally came Jesse Sayegh who, I am satisfied, signed, sealed and delivered the same as his act and deed for the purposes therein expressed.



                                          /s/ Deborah York Sheriden
                                          ----------------------------
                                          Notary Public

ATTEST:                                   CCC Middlebrook Cinema Corp.
                                          Assignee


/s/ Herbert L. Klein                            By: /s/ A. Dale Mayo
------------------------                            -------------------------
         Asst. Secretary                             A. Dale Mayo, President



STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

      I CERTIFY that on December 12, 1997 A. Dale Mayo personally came before me and this person acknowledged under oath to my satisfaction, that;

      (a)   this  person  signed  and  delivered  the  attached   document  as
President of CCC Middlebrook Cinema Corp. the company named in this document;

      (b) this document was signed and made by the company as its voluntary act and deed by virtue of authority from CCC Middlebrook Cinema Corp.


                                          /s/ Deborah York Sheridan
                                          ----------------------------
                                          Notary Public

ATTEST:                                   Clearview Cinema Group, Inc.,
                                          Guarantor


/s/ Herbert L. Klein                            By: /s/ A. Dale Mayo
------------------------                            -------------------------
         Asst. Secretary                             A. Dale Mayo, President



STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

      I CERTIFY that on December 12, 1997 A. Dale Mayo personally came before me and this person acknowledged under oath to my satisfaction, that;

      (a)   this  person  signed  and  delivered  the  attached   document  as
President of Clearview Cinema Group, Inc. the company named in this document;

      (b) this document was signed and made by the company as its voluntary act and deed by virtue of authority from Clearview Cinema Group.


                                          /s/ Deborah York Sheridan
                                          -----------------------------
                                          Notary Public

                       CONSENT TO ASSIGNMENT AND AMENDMENT

            Westwood Oaks, Inc. and Westwood Oaks Associates hereby consent to the assignment of the Lease Agreement to the above-named Assignee on the express condition that the Assignor shall remain liable for the prompt payment of the rent and the performance of all obligations and covenants provided in the Lease Agreement, that Clearview Cinema Group, Inc. guarantee the payment of rents in accord with paragraph #6 of the Assignment, Assumption, Consent to Agreement and Amendment to Lease to which this Consent is attached, and that no further assignment or sub-lease of any part of the demised premises shall be made without the prior written consent of the undersigned Landlord.


WITNESS:                                  Landlord:  Westwood Oaks Inc.


/s/ Elizabeth D. Kass                           By: /s/ Leonard A. Wilf
------------------------                            ---------------------------
                                                    Leonard A. Wilf, President



STATE OF NEW JERSEY     )
                        )
COUNTY OF ESSEX         )

      I CERTIFY that on December 11, 1997 Leonard A. Wilf personally came before me and this person acknowledged under oath to my satisfaction, that;

      (a) this person signed and delivered the attached document as the act of Westwood Oaks Inc., the company named in this document;

      (b) this document was signed and made by the company as its voluntary act and deed by virtue of authority from Westwood Oaks Inc.


                                          /s/ Carl D. Silverman
                                          -----------------------------------
                                          Carl D. Silverman, an Attorney at
                                          Law of the  State  of  New Jersey

WITNESS:                                  Fee Owner:  Westwood Oaks Associates
                                          a New Jersey Partnership


/s/ Elizabeth D. Kass                           By:  /s/ Leonard A. Wilf
------------------------                            -------------------------
                                                    Leonard A. Wilf, Partner


STATE OF NEW JERSEY     )
                        )     SS:
COUNTY OF ESSEX         )


      On this 11th day of December, 1997, before me, the subscriber, personally appeared Leonard A. Wilf, partner of Westwood Oaks Associates, a New Jersey Partnership, who I am satisfied is the person named in and who executed the within instrument and thereupon acknowledged that he signed, sealed and delivered the same as his act and deed for the purposes therein expressed.




                                          /s/ Carl D. Silverman
                                          -----------------------------------
                                          Carl D. Silverman, an attorney at
                                          Law of the State of New Jersey

                                    L E A S E


      This Lease made and entered into as of this 28 day of Sept. 1993,

B E T W E E N :   WESTWOOD OAKS, INC.
                  816 Deal Road at Highway 35
                  Ocean, New Jersey 07712
                  (hereinafter referred to as "Landlord")

A N D :           JESSE Y. SAYEGH
                  25 Kinnelon Road Kinnelon, New Jersey 07405 (hereinafter referred to as "Tenant").



W I T N E S S E T H :

                                    ARTICLE I

                                    PREMISES

      SECTION 1.1 Landlord hereby demises and leases to Tenant, and Tenant takes and hires from Landlord, the premises consisting of the building and improvements now or hereafter located therein (hereinafter called the "Demised Premises") together with all easements, appurtenances, rights and privileges now or hereafter belonging or appurtenant thereto. The Demised Premises contains approximately 29,318 square feet of ground floor area (measured from and to the exterior of exterior walls and from and to the center of partition walls). The precise square footage will be determined by Architect Certification prior to the delivery date. The Demised Premises are located in a building thereinafter called the "'Building") in a Shopping Center on land located on Highway 35, Ocean Township, Monmouth County, New Jersey (the land, the Building and all other buildings and improvements comprising such Shopping Center being hereinafter called collectively the "Shopping Center").

      SECTION 1.2 Landlord hereby grants to Tenant the right, for itself and its agents, servants, employees, customers, licensees and invitees, to use, in common with other tenants of the Shopping Center, the Common Areas as provided in Article IV of this Lease.

      SECTION 1.3 The parties agree that the Demised Premises shall be constructed and improved in accordance with the provisions of Rider LC annexed hereto and incorporated herein.

                                   ARTICLE II

                                TERM AND RENEWALS

      SECTION 2.1 The terms of this Lease shall consist of a short term and a full term. The short term shall commence on the Date of Delivery of Possession and shall expire at 11:59 p.m. on the day before the Lease Commencement Date as defined in Station 2.2. The full tern shall commence on the Lease Commencement Date and shall expire at 11:59 p.m. on the date which is five (5) years after the day before the Lease Commencement Date, subject to extension pursuant to
Section 2.5. Such expiration date, as and if extended, is sometimes referred to in this Lease as the "Expiration Date". References herein to the "terms of the Lease" shall include both the short term and the full term.

      SECTION 2.2 The Lease Commencement Date shall be the date (notwithstanding any earlier possession of the Demised Premises by the Tenant for purposes of construction, installation of improvements, fixturing or preparation) which is the earlier of:

      (a) the date which is one hundred and twenty (120) days after the Date of Delivery of Possession, or when Tenant opens for Business, whichever comes first, during which period Tenant shall be permitted to enter the Demised Premises for the purpose of fixturing and stocking and otherwise preparing the Demised Premises for Tenanted occupancy; or

      (b) the date on which Tenant opens to the public for business at the Demised Premises.

      SECTION 2.3 The parties hereto shall, at the request of either of them after the Lease Commencement Date has occurred, execute an instrument stating the Lease Commencement Date and the commencement date of each of the Renewal Periods (as defined in Section 2.5).

      SECTION 2.4 The expression "Lease Year" as used in this Lease, shall have the following meaning. The first Lease Year shall commence upon the Lease Commencement Date and continue for the fractional month, if any in which the Lease Commencement Date occurs and for twelve (12) calendar months thereafter. Each twelve (12) month period after the first Lease Year shall constitute a Lease Year.

      SECTION 2.5 Tenant shall have, and is hereby granted, five (5) successive separate options to renew and extend the term of this Lease from the date or dates upon which it would otherwise expire, for five (5) separate successive renewal periods, which shall be for periods of five (5) years each (each such period being hereinbefore and hereinafter called a "Renewal Period"). Each such Renewal Period shall follow consecutively upon the expiration of the initial term as hereinabove provided or upon the expiration of any prior Renewal Period, as the case may be, and each such Renewal Period shall, upon commencement thereof, be deemed included in references to "the term of this Lease" and "the full term of this Lease". Tenant's said option with respect to each Renewal Period shall be exercised by Tenant by giving written notice to Landlord of Tenant's exercise of same not earlier than fifteen (15) months and not later than twelve (12) months prior to the expiration date of the initial term or the then current Renewal Period, as the case may be. Time is of the essence with respect to such notices, and failure of Tenant to give any such notice at least twelve (12) months prior to the commencement of a Renewal Period shall constitute a binding and conclusive waiver of Tenant's options with respect to such Renewal Period and all Renewal periods thereafter. No option shall be deemed validly exercised unless: (i) the option affecting the preceding Renewal Period shall have been validly exercised; and (ii) Tenant shall not be in default at the Lime of the exercise of the renewal option and commencement of the Renewal Period. If Tenant elects to exercise any one or more of said options, the full term of this Lease shall be automatically extended for the Renewal Period or Periods covered by the option or options so exercised without execution of an extension or renewal lease. Each Renewal Period shall be on all of the same terms and conditions as are in effect hereunder immediately preceding the commencement date of such Renewal Period, except that the Basic Annual Rent during the Renewal Periods shall be as provided in Section 3.1. Tenant shall have no further right or option to renew after expiration of the final Renewal Period.

                                   ARTICLE III

                                   ANNUAL RENT

      SECTION 3.1 Commencing on the Lease Commencement Date, and during the full term of this Lease, on the first day of each calendar month, Tenant shall pay to Landlord basic annual rent ("Basic Annual Rent") as follows:

      (a) During the initial term (as defined in Section 2.1), at the rate per annum determined by multiplying the floor area (the "Floor Area") of the Demised Premises (measured as provided in Section 1.1) by nine ($9.00) Dollars per square foot.

      (b) During the first Renewal Period, at the rate per annum determined by multiplying the said Floor Area by ten ($10.00) Dollars per square foot.

      (c) During the second Renewal Period, at the rate per annum determined by multiplying the said Floor Area by eleven ($11.00) Dollars per square foot.

      (d) During the third Renewal Period, at the rate per annum determined by multiplying the said Floor Area by twelve ($12.00) Dollars per square foot.

      (e) During the fourth Renewal Period, at the rate per annum determined by multiplying the said Floor Area by thirteen ($13.00) Dollars per square foot.

      (f) During the fifth Renewal Period, at the rate per annum determined by multiplying the said Floor Area by fourteen ($14.00) Dollars per square foot.

      (g) Notwithstanding anything to the contrary contained herein, in the event that payment of rent is not received by Landlord within five (5) business days of the due date, then Tenant shall pay, as additional rent, a sum equal to five (5) percent of the late payment. Landlord shall be entitled to the same remedies for non-payment of additional rent as for non-payment of rent.

      (h) In the event that the Lease Commencement Date shall fall on a date other than the first day of a calendar month, then, on the Lease Commencement Date, Tenant shall pay the pro-rata share of rent for the balance of the month.

      SECTION 3.2 Tenant shall pay, as additional rent, a Sun' equal to four (4%) percent of the net yearly sales in excess of ten (10) times bole then current rental amount. The Tenant shall provide proof of net yearly sales at the time that payment is due. Landlord shall be entitled to the same remedies for non-payment of percentage rent as for non-payment of rent. In no event shall the percentage rent increase to more than two ($2.00) dollars per square foot.

      SECTION 3.2 (a) Except where otherwise stated, it is the intention of the parties that the Basic Annual Rent payable hereunder shall be net to Landlord so that Landlord shall have no costs or expenses with respect to the Demised Premises during the full term of the Lease, so that this Lease shall yield to Landlord, net, the Basic Annual Rent specified herein during the full term of this Lease and so that all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises, as well as Tenant's proportionate share of Taxes and Common Area Costs (hereinafter defined) relating to the Shopping Center shall be paid by Tenant commencing on the Lease Commencement Date.

      (b) No abatement, diminution or reduction of the Basic Annual Rent, or any additional rent or other charges required to be paid by Tenant pursuant to the terms of this Lease shall be claimed by or allowed to Tenant for any inconvenience, interruption, or otherwise, caused directly or indirectly by any present or future laws, ordinances, orders, rules, priorities, rationing or curtailment of labor or materials, or by war, civil commotion, strikes or riots, or any other matter or thing resulting therefrom, or by any other cause or causes beyond the control of Landlord, including, without limitation, casualty to the Demised Premises, nor shall this lease in any way be affected by any such causes except as hereinafter expressly provided, subject to tenant's right to subrogate to landlord's rights.

      SECTION 3.3 Upon execution of this Lease, Tenant shall provide Landlord with a sum equal to one (1) month rent as security for the payment of rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

                                   ARTICLE IV

                                  COMMON AREAS

      SECTION 4.1 (a) The Demised Premises are demised together with the right for the Tenant, its agents, servants, employees, invitees, licensees and all persons having business with it or claiming under it, and all persons employed in or having business with the Demised Premises, in connection with their business in the Shopping Center and their respective agents, servants, employees, customers, invitees and licensees, the common areas of the Shopping Center (hereinafter called the "Common Areas") consisting of: (a) the parking areas, roadways, driveways, the entrances on foot, and landscaped areas and malls; and (b) all other areas and facilities now or hereafter at the Shopping Center and intended for common use.

      (b) Except as provided in Section 4.3, and unless required by law, Landlord shall not make or impose on Tenant or any other occupants of the Demised Premises, or on any agents, servants, employees, customers, invitees or licensees of Tenant or such other occupants, or on any persons doing business with the Demised Premises or the Shopping Center, any fee or charge for the use of the Common Areas or of any additions to the Common Areas.

      (c) Landlord covenants and agrees that throughout the term hereof at its expense, subject to Section 4.3:

      (i) it will keep and maintain in good and usable order and condition, and make all necessary repairs and replacements to the Common Areas and any additions thereto, including, without limitation, the paving of the parking areas (including striping), roadways, walks, and driveways in the Shopping Center, landscaping and the lighting and drainage systems of the Shopping Center;

      (ii) it will keep all of the Common Areas properly drained and reasonably free of snow, ice, refuse and obstructions;

      (iii) it will keep the parking areas, roadways, walks and driveways within the Shopping Center lighted during the regular business hours of the Shopping Center and all the hours when the Demised Premises shall be open for business, and for a reasonable time thereafter; and

      (iv)  it will  provide  adequate  security  guards  and  services  for the
            Shopping   Center  as  determined  to  be  necessary  in  Landlord's
            reasonable judgment.

      SECTION 4.2 The layout of, and striping and lighting in, the portion of the parking area designated as a "No Change Area" shall not be chanted without Tenant's consent, which shall not be unreasonably withheld. The "No Change Area" shall be determined by creating imaginary lines brought forward from the side walls of the Demised Premises and extended directly in front of the Demised Premises a distance of one hundred (100) feet. It is understood and agreed that Landlord may change the number, dimensions and locations of the walks, buildings, parking areas and other facilities as Landlord shall deem proper or eliminate or add to buildings.

      SECTION 4.3 (a) Tenant agrees that for each year of the initial term and any renewal terms of this Lease, Tenant shall reimburse to Landlord Tenant's proportionate share of Common Area Costs as hereinafter defined: Tenant's proportionate share shall be equal to a fraction, the numerator of which shall be the ground floor area of the Demised Premises, and the denominator of which shall be the total gross leasable ground floor area of all buildings in the Shopping Center. The said fraction shall be determined as of the commencement of each lease year during the term hereof, and shall be modified from time to time during a lease year in the event of a change in the floor area includible in the numerator or denominator. The term "Common Area Costs" shall, except as provided in Paragraph (b) of this Section, mean: (i) the total annual costs and expenses incurred by Landlord in operating and maintaining the Common Areas, including, but not limited to: costs of gardening and landscaping; costs of insurance premiums,  including,  but  not  limited  to,  general  comprehensive  liability insurance (including, without limitation, umbrella coverage), automobile insurance, fire and casualty insurance, rent insurance, sign insurance and any other insurance carried by Landlord with respect to the Common Areas or Shopping Center; costs of repair, painting, maintenance, resurfacing and restriping of the parking area; costs of repair, painting, maintenance and replacement and rental of signs and sign equipment; costs of repair, painting, maintenance and replacement of all walls, roofs, ceilings and plate glass doors and windows, if any, which are not part of the demised premises of any other tenant at the Shopping Center; costs of replacement of equipment servicing the Common Areas; costs of repair, maintenance and replacement of lighting (including traffic lights, if any) and sanitary control facilities; costs of removal or relocation of snow, ice, trash, rubbish, garbage and other refuse, costs of utilities, such as, electricity an eater for the Common Areas only; depreciation of the capital cost of any machinery, equipment (including on-site sewerage facilities and lighting, but excluding any of said items whose acquisition cost was included by Landlord in Common Area Costs billed to Tenant) and vehicles used solely in connection with the operation and maintenance of the Common Areas, such depreciation to be determined by using the straight-line method of depreciation and the normal useful lives of the machinery and equipment in question, provided, however, that any sales proceeds from the sale of such machinery and/or equipment shall be applied to reduce Common Area Costs); costs of repair, maintenance and replacement of on-site sewerage facilities, utility lines, sanitary and storm sewer lines and culverts and drainage facilities; costs of sanitary sewer hook-up; (ii) costs of performing Landlord's obligations herein; security costs and costs of traffic control and policing; the cost of personnel, including management services engaged to manage the Shopping Center, but excluding any such services to the extent applicable to other premises owned or operated by Landlord; costs of holiday and other decorations; plus (iii) costs of performing repairs and replacements to the roofs and structures of all buildings included in the Shopping Center; plus (iv) fifteen (15) percent of the foregoing as overhead expenses. Common Area Costs shall also include any amounts specifically designated for inclusion therein elsewhere in this Lease. Notwithstanding the foregoing provisions hereof, Landlord shall have the right, at its option, to bill Tenant annually for costs of insurance premiums, in which event there shall be excluded from the monthly payments to be paid by Tenant as aforesaid, any amount allocable or attributable to such insurance premium costs, and Tenant shall pay the amount due within ten
(10) days after billing.

      (b) Notwithstanding the provisions of Paragraph (a) of this Section 4.3:

      (i) In the event that more than an aggregate of one-third (1/3) of the parking area included in the Common Areas shall be resurfaced in any lease year, the cost of resurfacing in excess of one-third (1/3) of the said parking area shall, for purposes of determining Common Area Costs, be deemed amortized on a straight-line basis, over a period of ten (10) years, and only the amount of such cost so allocated to each lease year remaining in the term of this lease during such ten (10) year amortization period shall be included in Common Area Costs;

      (ii) In the event of any resurfacing (as opposed to repairs) of the roof of Demised Premises, the Building or any other building at the Shopping Center, which resurfacing occurs during the initial term of this Lease, all costs in connection therewith shall be excluded from Common Area Costs. If however, there shall be any such roof resurfacing after the expiration of the initial term, and Tenant chooses to extend the term of this Lease, the cost of such resurfacing shall, for purposes of determining Common Area Costs, be deemed amortized on a straight-line basis over a period of ten (10) years, and only the amount of such cost so allocated to each lease year remaining n the term of this Lease during such ten (10) year amortization period shall be included in Common Area Costs.

      (iii) Any expenditures by Landlord for replacement of equipment servicing the Common Areas shall, for purposes of determining Common Area Costs, be deemed amortized n a straight-line basis over the normal useful life of such equipment, and only the amount of such expenditures so allocated to each lease year remaining in the term of this Lease during such useful life shall be included in Common Area Costs;

      (iv) Any costs incurred by Landlord in connection with the replacement of supports or stanchions for lighting or traffic lights, or the replacement of sewerage facilities, utility lines, sanitary and storm sewer lines and culverts and drainage facilities shall, for purposes of determining Common Area Costs be deemed amortized on a straight-line basis over a ten (10) year period, and only the amount of such costs so allocated to each lease year remaining in the term of this Lease during such ten (10) year amortization period shall be included in Common Area Costs.

If, notwithstanding the allocation of certain Common Area Costs, pursuant to this Paragraph, Landlord shall have paid such Costs on a more accelerated basis than is provided in this Paragraph, there shall be included in Common Area Costs interest at the Lease Interest Rate on the declining principal balance of the amount so expended by Landlord, from the date of such expenditure by Landlord.

      (c) Tenant shall pay its proportionate share of Common Area Costs in equal monthly installments of the first day of each month during the term of this Lease, together with payments of Basic Annual Rent. The amount of each monthly installment shall be equal to one-twelfth (1/12th) of the Common Area Costs incurred by Landlord during the preceding calendar year, plus an annual increase therein. It is agreed that the monthly payment to be made by Tenant during the first Lease Year of the term hereof shall be in the sum of $1,860.00 per month. There will be a five (5%) percent cap, on CAM charges annual increase after first year, exclusive of insurance payments. Within sixty (60) days after the expiration of each Lease year, or (at Landlord's election) calendar year, Landlord shall deliver to Tenant a bill showing the actual Common Area Costs incurred and paid by Landlord during the preceding Lease year or calendar year. If the bill furnished by Landlord discloses that the Proportionate Share of Common Area charges paid by Tenant for such Lease Year or calendar year is less than Tenant's Proportionate Share of actual Common Area Costs for such Lease Year or calendar year, Tenant shall pay the difference on the first day of the month next following the date that Landlord shall deliver to Tenant the bill showing such actual Common Area Costs and Tenant's Proportionate Share thereof, and, thereafter, until the expiration of the then current Lease Year or calendar year, Tenant's monthly payments for Common Area Costs shall be equal to one-twelfth (1/12th) of the amount set forth in the said bill from Landlord. If the bill from Landlord shall disclose that Tenant's Proportionate Share of Common Area Costs is greater than Tenant's Proportionate Share of actual Common Area Costs for such Lease Year or calendar year, the excess shall immediately be credited against Tenant's Proportionate Share of Common Area Costs in the next succeeding months of the then current Lease Year or calendar year until such credit is exhausted; provided, however, that with respect to the last Lease year of the term of this Lease, Landlord shall promptly refund any excess payment made by Tenant as soon as same is determined. The bill to be submitted by Landlord to Tenant shall be a detailed statement showing the computation upon which Tenant's Proportionate Share of Common Area Costs is based. Tenant shall have the right, within twelve (12) months after the expiration of each Lease year or calendar year to audit all of Landlord's records with respect to said costs for such Lease year or calendar year, which records shall consist of reasonable and accurate evidence of said costs, and shall be made available for such audit at the address to which payments of Basic Annual Rent are sent. Tenant's obligation to pay its Proportionate Share of Common Area Costs shall survive the Expiration Date.

                                    ARTICLE V

                                REAL ESTATE TAXES

      SECTION 5.1 (a) For each Lease Year during the full term of this Lease, Tenant shall pay Tenant's Proportionate Share of Taxes. "Taxes" shall be deemed to mean all Municipal, County, and School taxes, and any and all other real estate taxes, assessments and other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen of any kind and nature whatsoever, which are assessed, levied, confirmed, imposed or become due and payable out of or for, or become a lien upon, the Shopping Center, or any part thereof, during the term of this Lease, and also interest on installment payments and all costs and fees (including reasonable attorneys' fees) incurred by Landlord in contesting tax assessments and/or negotiating with the public authorities as to the same. If at any time during the term of this Lease, under the laws of the State or any political subdivision thereof in which the Demised Premises are situated, a tax or excise on, or measured in whole or in part by, rents or gross receipts or other tax, however characterized, is levied or assessed by said State or political subdivision against the Landlord or the Basic Annual Rent or additional rent expressly reserved hereunder, in addition to or as a substitute in whole or in part for taxes assessed or imposed by said State or political subdivision on land and/or buildings, the Tenant covenants to pay such tax or excise n rents or gross receipts or other tax but only to the extent of the amount thereof which is lawfully assessed or imposed upon Landlord and which was so assessed or imposed as a direct result of Landlord's ownership of the Demised Premises, or of this Lease or of the rentals accruing under this Lease. Any such additional or substitute tax shall, for purposes of this Section 5.1, be calculated and determined as if the Shopping Center were the only property owned or leased by Landlord and as if the rents or gross receipts therefrom were Landlord's only income. The current real estate taxes are approximately $1.12 per square foot, subject to change.

Income taxes, net or gross, are not intended to be passed through to the Tenant.

      (b) Tenant's Proportionate Share of Taxes shall be a fraction the numerator of which shall be the ground floor area of the Demised Premises and the denominator of which shall be the total gross leasable ground floor area of all buildings in the Shopping Center. The floor area of the Demised Premises and the Shopping Center shall be determined as of the date upon which value is to be determined, under applicable statutes, ordinances, rules or regulations, for purposes of assessing, levying or imposing the Taxes.

      SECTION 5.2 (a) Within fifteen (15) days after the Lease Commencement Date, Tenant shall pay to Landlord Tenant's Proportionate Share of the Taxes theretofore prepaid, or then currently payable, by Landlord for the period commencing on the Lease Commencement Date and continuing to and including the day preceding the due date of the next ensuing payment of Taxes. On the next ensuing due date for the payment of Taxes, the Tenant will pay to Landlord, Tenant's Proportionate Share of the installment then due. Contemporaneously, with the payment of such installment, the 1/12 monthly installments of Taxes pursuant to Paragraph (b) of this Section shall commence and thereafter Tenant's payments of Taxes shall be made in accordance with such Paragraph (b).

      (b) Tenant shall pay its Proportionate Share of Taxes in monthly installments on the first day of each month during the term hereof, together with payments of Basic Annual Rent. Each such monthly installment shall be equal to one-twelfth (1/12th) of Tenant's Proportionate Share of Taxes based upon the most current bill for taxes then available to Landlord. Upon the receipt and effective date of each new bill for Taxes, Tenant's said monthly payment of its Proportionate Share of Taxes shall be appropriately adjusted. Within thirty (30) days after the end of each Lease Year or (at Landlord's election) each calendar year expiring during a Lease Year during the full terms of this Lease, Landlord shall submit to Tenant the originals or photocopies of the receipted bills for Taxes due such Lease Year or calendar year, together with a written statement setting forth how Tenant's Proportionate Share was determined. If such bills shall disclose that the monthly payments made by Tenant were, in the aggregate, less than Tenant's Proportionate Share of Taxes for the period in question, Tenant shall, together with payment of the next month's Basic Annual Rent, remit to Landlord the excess amount due. If such bills should disclose that Tenant's monthly payments were, in the aggregate, in excess of its Proportionate Share of Taxes for the period in question, the amount of the excess shall be credited against monthly payments of Tenant's Proportionate Share of Taxes thereafter accruing until the amount of the credit has been exhausted, except that, with respect to the final Lease Year of the term hereof, the amount of such excess shall be promptly refunded by Landlord to Tenant upon determination of the amount thereof. Tenant's obligation to pay its Proportionate Share of Taxes shall survive the Expiration Date.

      SECTION 5.3 Nothing herein contained shall be construed to impose upon Tenant an obligation to pay all or any part of any franchise, estate, transfer, inheritance, succession or excess profits tax assessed against or imposed upon Landlord or any partner or principal of Landlord, and nothing herein contained shall be construed to impose upon Tenant an obligation to pay any part of any other tax, assessment or charge assessed against Landlord or the Shopping Center, its lands or upon the Demised Premises, except of the kind specified in this Article. As well, nothing herein contained shall impose upon the Landlord an obligation to pay any part of any tax, assessment or charge assessed against and which is personal to the Tenant with respect to the operation of its business in the Demised Premises.

      SECTION 5.4 (a) Notwithstanding any other provision of this Article, if there shall be levied, assessed or imposed upon Landlord, the Shopping Center or the Demised Premises an assessment for public improvements or installations made at governmental expense, Tenant's obligations with respect thereto shall be as follows:

      (i) Subject to (ii) and (iii) below, if such assessment is payable in installments and if Tenant's Proportionate Share (determined under Section 5.1 (b) of the full amount of such assessment exceeds $10,000.00, Landlord shall be deemed to have elected to pay such assessment in the maximum number of installments then permitted by law (whether or not Landlord actually so elects), and Tenant shall pay its said Proportionate Share of either the installments payable during the term of this Lease if Landlord elects to pay in installments or the installments which would have been payable during the term of this Lease if Landlord has so elected;

      (ii) Subject to (iii) below, if such assessment is not, under then applicable laws, payable in installments, or if the maximum number of installments permitted by law shall be greater than ten
            (10) annual installments, and if Tenant's said Proportionate Share of the full amount of such assessment exceeds $10,000.00, then Tenant shall be obligated to pay a portion of the assessment equal to the product of Tenant's said Proportionate Share of the full amount of the assessment multiplied by a fraction, the denominator of which shall be ten (10) years and the numerator of which shall be the lesser of: (1) ten (10) years, and (2) the number of Lease Years remaining between the date the improvement or installation work is completed and the Expiration Date;

      (iii) If Tenant's said Proportionate Share of the full amount of the assessment is $10,000.00 or less, Tenant shall pay such amount in one payment.

      (b) Landlord shall, promptly after receipt by it, deliver to Tenant copies of all bills for assessments. Payments by Tenants pursuant to Paragraph (a) hereof shall be made as follows:

      (i) Payments under Paragraphs (a) (i) and (a) (ii) shall be made not later than ten (10) days prior to the due date for payment of each installment by Landlord; and

      (ii) The amount payable under Paragraph (a) (iii) shall be paid not later than ten (10) days prior to the due date for payment by Landlord of the full assessment or the first installment thereof.

      SECTION 5.5 (a) Tenant shall have the right to contest, at its own expense, the validity or amount of any assessment of Taxes as defined in Section
5.1. Any proceeding which may be instituted shall be prosecuted with due diligence and dispatch at Tenant's sole cost and expense. Payment of the Taxes being contested shall not be deferred or omitted during the pending of such contest. Tenant shall indemnify Landlord, and save Landlord harmless, from any and all liability, claim, cost or expense, in connection with any such contest, including, but not limited to, any increase in Taxes resulting from or arising out of such contest.

      (b) If Landlord, Tenant or any other tenant at the Shopping Center shall obtain a remission or refund of all or any part of the Taxes with respect to which Tenant has paid its Proportionate Share pursuant to Section 5.1 or Section 5.4, Landlord shall promptly remit to Tenant Tenant's Proportionate Share of the remission or refund, such Proportionate Share to be calculated after deduction of actual reasonable costs and expenses incurred in obtaining such reemission or refund.

      SECTION 5.6 Tenant shall not be obligated or required to pay any part of any Taxes or assessments levied, imposed or allocable to any period prior to the Lease Commencement Date or subsequent to the Expiration Date. If, prior to the expiration or to other termination of this Lease for reasons other than Tenant's default, Tenant shall have made any payment pursuant to this Article and a portion of such payment is allocable to a period of time subsequent to such expiration or other termination, Landlord shall promptly refund to Tenant the portion of such payment that is allocable to such period of time, it being intend that in the event such expiration or other termination occurs in the midst of a tax period, Tenant's responsibility of its Proportionate Share of Taxes shall be prorated based upon the number of days of said tax period that shall have elapsed up to the date of such expiration or other termination.

                                     ARTICLE VI

      SECTION 6.1 Landlord shall, at its expense, make available to the Demised Premises all facilities (including pipes, conduits and cables ready for hookup) for water, gas, electricity, sewerage and other utility for use in the Demised Premises in accordance with the Plans. Tenant shall, at its expense install separate meters for such utility services and arrange with the public utility companies servicing the Shopping Center for providing services. Tenant shall pay directly to the utility company or governmental agency or authority, and the case may be, for water, gas, electricity and other public utilities supplied or furnished to the Demised Premises from and after the Date of Delivery of Possession and during the term of this Lease. Notwithstanding the foregoing, if Tenant cannot obtain a separate water meter for the Demised Premises, Tenant shall pay its equitable share of water charges (and sewer charges if based upon water usage), such equitable share to be determined accordance with the relative usage of water (and sewer) in the Demised Premises as compared with such usage in other leased premises in the Shopping Center included on the same meter as Demised Premises. The following Section is subject to Rider LC, attached hereto.

                                   ARTICLE VII

                        LANDLORDS INSURANCE AND INDEMNITY

      SECTION 7.1 During the term of this Lease Landlord shall maintain a policy of general liability insurance with respect to injuries to property or person, including death, sustained by any person or persons while within the Common Areas, in a policy or policies in the amount of not less than $2,000,000.00 with respect to injury or death to any one person or in any one accident or occurrence, and in the amount of not less than replacement value with respect to damage to property.

      SECTION 7.2 (a) From and after the Date of Delivery of Possession and until the expiration or termination of the term of the lease, Landlord shall keep the Shopping Center, including the Demised Premises, insured against damage or destruction by fire or other casualties under standing extended coverage endorsement as from time to time in effect, and against damage caused by vandalism and malicious mischief. Said insurance shall be in amount at least equal to the full replacement cost new, from time to time during the term of this Lease, of the building and improvements in the Shopping Center.

      (b) In addition to the insurance described in Section 7.1 and in Paragraph
(a) of this Section 7.2, Landlord may, at its option, obtain boiler and pressure vessel insurance in such amount as Landlord may determine, sprinkler leakage and sprinkler liability insurance, and such other insurance as Landlord may from time to time determine is necessary with respect to the Shopping Center. The premium cost for such insurance shall be included in Common Area Costs pursuant to Section 4.3 of this Lease.

      SECTION 7.3 Copies of Certificates evidencing the existence of the foregoing insurance, shall be promptly delivered to Tenant upon Tenant's request therefor. All such policies shall be issued by reputable and responsible insurance companies authorized to do business in New Jersey.

      SECTION 7.4 Tenant shall pay, as part of Common Area Costs, Tenant's share of the premiums for the insurance provided by Landlord under Section 7.1 hereof. If, however, as a result of the business or method or operation of Tenant, a risk rating is ascribed to the Demised Premises or to the Shopping Center by Landlord's insurers higher than the rating which would otherwise be applicable to the Demised Premises or Shopping Center, Tenant shall pay all increased premiums payable by Landlord as a result of such higher risk rating. Landlord shall submit to Tenant the originals or photocopies of the insurance bills for each premium for the aforesaid insurance.

                                    ARTICLE VIII

                            INDEMNIFICATION BY TENANT
                               AND TENANT'S INSURANCE

      SECTION 8.1 (a) Tenant shall indemnify and save harmless Landlord from and against any and all liability, claim, cost, expense, damage, penalties or judgments, and attorneys fees and other expenses incident to litigation, arising from: (i) any breach, non-performance or violation by the tenant, or Tenant's agents, employees, contractors, licensees or invitees of any covenant or provision of this lease; or (ii) injury to person or property sustained on or about the Demised Premises or Shopping Center resulting from any act or acts or omission or omissions or the carelessness, negligence or improper conduct of Tenant or Tenant's agents, employees, licensees, contractors, or invitees; or
(iii) any occurrence in , upon, at or from the Demised Premises, or occupancy, condition or use of the Demised Premises. Tenant shall, at its own cost and expense, defend (using counsel reasonably satisfactory to Landlord) any and all suits or actions (just or unjust) which may be brought against Landlord or in which Landlord may be impleaded with others upon any such above-mentioned matter.

      (b) Tenant further covenants and agrees to pay, and to indemnify Landlord against, all costs, expenses and charges, including, but not limited to, attorneys' fees and other expenses incident to litigation, incurred in obtaining possession of the Demised Premises after default by Tenant or upon the expiration or earlier termination of the term hereof, or in enforcing any covenant or agreement of Tenant herein contained.

      SECTION 8.2 During the term of this Lease, Tenant shall maintain and pay the premium for public liability insurance in standard form protecting the Tenant and Landlord against any damage to property and injury or death to person or persons arising or resulting from accident in or about the Demised Premises. Said policy shall be in the amount of not less than $1,000,000.00 for the initial term of this Lease and not less than $2,000,000.00 for the Renewal terms, with respect to injury or death to any one person and with respect to any one accident or occurrence, and not less than replacement value with respect to damage to property.

      SECTION 8.3 In addition to the insurance required under Section 8.2 hereof, Tenant shall, throughout the terms of this Lease, maintain in full force and effect , the following policies of insurance: (a) insurance covering its trade fixture, furniture, equipment, inventory and leasehold improvements against lost or damage by fire, and such casualties as are from time to time normally carried by standard extended coverage insurance in the amount of the full replacement costs from time to time thereof; (b) a policy of business interruption insurance sufficient to provide payment of Basic Annual Rent and additional rent pursuant to this Lease; and (c) such other insurance coverage as Landlord may from time to time reasonably require which requirement shall b in accordance with insurance coverage from time to time generally provided by tenants occupying premises similar to the Demised Premises.

      SECTION 8.4 All policies of insurance required to be provided by Tenant hereunder shall be issued by insurance companies of recognized responsibility duly licensed and authorized to transact business in the State of New Jersey. Tenant may provide any such insurance under blanket policies provided the coverage and protection to Landlord shall not be reduced as a result thereof Tenant agrees to deliver to Landlord, prior to the Date of Delivery of Possession and thereafter not later than ten days prior to the expiration of any such policy, certificates evidencing such insurance together with proof to payment of the initial or renewal premiums therefore. Certificates for blanket insurance shall specify the Demised Premises as an insured location. Tenant's said insurance shall be non-cancelable without thirty (30) days prior written notice to Landlord. All policies of insurance shall provide that any loss payable shall be payable notwithstanding any act or negligence of Tenant or Landlord.

                                     ARTICLE IX

                              WAIVER OF SUBROGATION

      SECTION 9.1 Each of the parties hereto hereby waives and releases any and all rights of action against the other which may hereafter arise for damage to or destruction of the Shopping Center, to or of the Demised Premises or to or of property in and contents of the Demised Premises, resulting from fire or other casualties of the kind covered by standard fire insurance policies with standard extended coverage, irrespective of the cause thereof and regardless of whether or not, or in what amounts, such insurance is now or hereafter carried by the parties hereto or either of them. Each policy of such insurance maintained by Landlord or Tenant shall contain a waiver of subrogation in favor of the other, so long as such waiver is obtainable. If any premium or other cost shall be charged for such waiver of subrogation, the party to be benefited hereby shall pay such premium or be deemed to have waived the obligation of the other party to obtain such waiver of subrogation.

                                    ARTICLE X

                             USE OF DEMISED PREMISES

      SECTION 10.1 (a) Tenant's primary use of the Demised Premises shall be for the operation of a cinema multiplex movie theatre ("Primary Use") and for any other lawful retail use provided that such other retain use does not conflict or compete with the Primary use from time to time of any other tenant in the Shopping Center. In no event, however, may the Demised Premises be used in whole or in part for any of the following: offices (other than as reasonably required in connection with the retain use of the Demised Premises); "adult" pornography theater; bar; restaurant; cafeteria; night club; skating rink; massage parlor; "adult" book store; store selling pornographic materials or devices; game room; funeral parlor; off-track betting establishment.

      (b) It is understood and agreed that it is of the essence of this lease that Tenant open for business within one hundred and twenty (120) days after the Date of Delivery of Possession, or when Tenant opens for Business, whichever comes first, and thereafter conduct its normal business operating in the entire Demised Premises. Tenant covenants and agrees that it will continuously operate its said business in the entire Demised Premises throughout the term hereof shall remain open for business during the hours designated by Landlord for tenants in the Shopping Center. Tenant's said operational shall be conducted under the trade name "Middlebrook Galleria Ten-Plex" and Tenant may not change such name without Landlord's prior written consent.

      (c) If Landlord shall permit Tenant to be open for business in the Demised Premises during hours in addition to those which are the normal business hours for other tenants at the Shopping Center, Tenant shall be responsible for any additional costs and expenses incurred by Landlord as a result of Tenant's operation during such additional hours, including, but not limited to any costs and expenses for lighting of the Common Areas and providing security therefore.

      SECTION 10.2 (a) Landlord covenants and agrees that Landlord will not, at any time during the term of this Lease so long as the Demised Premises are being used by Tenant for the Primary Use as set forth in Section 10.1 (a) above, lease or rent any space or premises within the Shopping Center for the same Primary Use.

      (b) Notwithstanding the provisions of Paragraph (a) to this Section, in the event that, at any time during the term of this Lease, Landlord desires to lease or rent any space within the Shopping Center, for any use which is described in Paragraph (a), Landlord shall so notify Tenant, such notice to contain the name of the proposed tenant, a description of the proposed use and a description of the floor area and location in the Shopping Center of the premises to be leased to such tenant. Tenant shall then have a period of thirty
(30) days after such notice within which to notify Landlord whether or not Tenant elects to enforce the provisions of Paragraph (a) of this Section. If tenant shall notify Landlord that Tenant does not elect to enforce such provisions, or if Tenant shall fail to give any notice to Landlord, within such thirty (30) day period, Tenant shall, subject to the provisions of the final sentence of this paragraph (b), be deemed to have waived its rights and remedies under said Paragraph (a) with respect to the particular leasing described in the notice from Landlord. If Tenant shall notify Landlord that Tenant elects to enforce the provisions of Paragraph (a) of this Section 10.3, then Landlord agrees to comply with such provisions as they apply to the proposed leasing, and, in any such event, Tenant shall automatically be deemed to have agreed to indemnify Landlord and save Landlord harmless from and against any liability, claim, cost or expense arising out of the enforcement of the restrictions and limitations set forth in said Paragraph (a). In not event, however, shall Landlord be obligated to enforce such restrictions and limitations if such enforcement shall expose Landlord to criminal or quasi-criminal prosecution or penalty. In the event that Tenant shall either notify Landlord that Tenant does not elect to enforce the said restrictions and limitations or shall fail to give notice within the thirty (30) day period specified above, and if Landlord shall not conclude a leasing arrangement with the proposed tenant within six (6) months from the date of the expiration of such thirty (30) day period, the provisions of Paragraph (a) and this Paragraph
(b) shall again be applicable to the Tenant and premises described in Landlord's aforesaid notice.

      SECTION 10.3 Tenant agrees that Landlord shall have the right to prohibit the continued use by Tenant of any unethical or unfair method of business operation, advertising or interior display if, in Landlord's reasonable opinion, the continued use thereof would impair the reputation of the Shopping Center as a desirable place to shop or is otherwise out of harmony with the general character of the Shopping Center. Upon notice from Landlord, Tenant shall forthwith refrain from or discontinue any such activities. In addition, Tenant agrees to:

      (a) obey and observe (and compel its officers, employees, contractors, licensees, invitees, subtenants, concessionaires and all others doing business with it) all reasonable rules and regulations established by Landlord from time to time for the conduct of Tenant or for the welfare of the Shopping Center, so long as the same are not discriminatory with respect to Tenant. Landlord shall, except in the case of any emergency, give Tenant at lease five days notice of the establishment thereof:

      (b) use the Shopping Center name in referring to the location of the Demised Premises in all newspaper or other advertising or other printed material and all other references to the location of the Demised Premises;

      (c) include the address and identity of its business activity in the the Demised Premises and all advertisements made by Tenant in which the address an identity of any local business activity of like character conducted by Tenant shall be mentioned;

      (d) participate in any reasonable window cleaning and exterminating program that my be established by Landlord for all or substantially all of the retail stores and businesses in the Shopping Center;

      (e) operate its business in the Demised Premises with adequate equipment and trade fixtures which shall be new, functional, sufficient and of first class workmanship; and

      (f) handle and dispose of all rubbish, garbage and waste from Tenant's operations in accordance with regulations established by Landlord and not permit the accumulation (unless concealed in metal containers inside the Demised Premises) or burning of any rubbish or garbage in, on or about any part of the Demised Premises or Shopping Center.

                                     ARTICLE XI

                        WARRANTY OF USE; COMPLIANCE WIT LAWS

      SECTION 11.1 Landlord covenants, warrants and represents that, upon the Date of Delivery of Possession of the Demised Premises to Tenant, the Demised Premises shall be free of all others or notices of violation of any public or quasi-public authorities, that upon said date Tenant shall be permitted by the public authorities having jurisdiction thereover to occupy and use the Demised Premises for the use as set forth in Section 10.1 (a)
herein, and that, upon the Lease Commencement Date, Landlord's work in connection with the construction of the Demised Premises shall comply with all applicable statutes and ordinances and with all applicable regulations, rules, orders and requirements of all governmental authorities, bureaus or departments having jurisdiction. Landlord shall, at its expense, make any and all alterations or changes to the Demised Premises of a capital nature (determined in accordance with generally accepted accounting principles consistently applied) required by any of the aforesaid statutes, ordinances, regulations, rules, orders or requirements, and any amounts so expended by Landlord shall b included in Common Area Costs under Section 4.3 (a) hereof; provided, however, that the cost of any such alterations or changes of a capital nature required solely by reason of Tenant's particular use or method of operation in the Demised Premises shall not be included in Common Area Costs and shall be paid by Tenant.

      SECTION 11.2 During the term hereof, subject to the provisions of the last sentence of Section 11.1 hereof, Tenant, at Tenant's expense, shall comply with all applicable statutes and ordinances and with all applicable regulations, rules, orders and requirements of al governmental authorities, bureaus or departments having jurisdiction, for the correction, prevention and abatement of nuisances or other violations in or upon the Demised Premises, and Tenant shall make any repairs or alterations to the Demised Premises required by any such applicable statutes, ordinances, regulations, rules, orders or requirements. If Tenant shall fail, for a period of thirty (30) days after written notice to it, to comply with any such statute, ordinance, regulations, rule order or requirement with which it is obligated by this Section to comply (or to commence to effect compliance therewith within such period and thereafter diligently continue its efforts to effect such compliance until completion thereof), Landlord shall have the right (but not the obligation) to do all things necessary to comply therewith. In the event of such compliance by Landlord, Tenant shall, on the first day of the Calendar month next succeeding the calendar month in winch such compliance shall have been completed by Landlord, pay to Landlord, as additional rent, the amount expended by Landlord in effecting such compliance, together with interest at the Lease Interest Rate from the time of such expenditure.

      SECTION 11.3 Notwithstanding the foregoing provisions of this Article, Tenant shall have the right to contest, by appropriate proceedings, at Tenant's expense, any obligation or alleged violation of any of the statutes, ordinances, regulations, rules, orders and requirements with which Tenant is required to comply as hereinabove provided. During the tendency of such contest, Tenant shall have the right to defer compliance so long as such non-compliance shall not constitute a crime or subject Landlord to fine, penalty or damages or constitute a breach or violation of any mortgage or other loan or financing agreements encumbering the Shopping Center or subject the fee or the Shopping Center to any lien. If compliance is so deferred, the deferral shall not be deemed a breach of this Lease, so long as such contest proceeding shall be prosecuted diligently by Tenant and in good faith. Landlord hereby agrees to cooperate reasonably with Tenant in connection with any such contest and to execute any documents reasonably required in furtherance of such purpose, all without cost or expense to Landlord. Tenant agrees to indemnify and save Landlord harmless from and against any and all cost or expense by reason of such deferral or contest by Tenant.

      SECTION 11.4 (a) Without limiting the foregoing and notwithstanding anything in this Lease to the contrary, Tenant agrees that it shall, at its sole cost and expense, fulfill, observe and comply with all of the terms and provisions of the Environmental Cleanup Responsibility Act, N.J.S.A. 13:1K-6 ET SEQ., as the same may be amended from time to time and all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant to or in connection with said Act by the Department of Environmental Protection ("DEP"), or any subdivision or bureau thereof or any other governmental or quasi-governmental agency, authority or body having jurisdiction. (Said Act and all of said rules, regulations, ordinances, opinions, orders and directive are hereinafter in this Article collectively referred to as "ECRA").

      (b) Without limiting the foregoing, upon the Landlord's request therefor, and in all events no later than sixty (60) days prior to "closing, terminating or transferring operations" (as said term is defined in ECRA) at the Demised Premises, Tenant, at its sole cost and expense, shall provide Landlord with a true copy of:

      (i) An opinion letter from DEP (or such other agency or body as shall then have jurisdiction over ECRA matters) in a form satisfactory to Landlord's counsel, stating the ECRA does not then apply to Tenant, Tenant's use and occupancy of the Demised Premises and the closing, terminating or transferring of operations at the Demised Premises; or

      (ii) A Negative Declaration (as said term is defined in ECRA) duly approved by DEP or such other agency or body as shall then have jurisdiction over ECRA matters; or

      (iii) A Cleanup Plan (as said term is defined in ECRA) duly approved by DEP or such other agency or body as shall then have jurisdiction over ECRA matters.

      Nothing in this Paragraph (b) shall be construed as limiting Tenant's obligation to otherwise comply with ECRA.

      (c) In the event Tenant complies with Paragraph (c) of this Section, by obtaining an approved Cleanup Plan, Tenant agrees that it shall, at its sole cost and expense:

      (i) Post any financial guarantee or other bond required to secure implementation and completion of said Cleanup Plan and

      (ii) Promptly implement and prosecute to completion said Cleanup Plan, in accordance with the schedules contained in said Cleanup Plan or as may be otherwise ordered or directed by DEP or such other agency or body as shall then have jurisdiction over said Cleanup Plan. Tenant expressly understands and acknowledges that Tenant's compliance with the provisions of this Paragraph (c) may require Tenant to expend funds or do acts after the expiration or termination of the Term of this Lease. Tenant agrees that it shall expend such funds and do such acts and Tenant shall not be excused therefrom even though the Terms of this Lease shall have previously expired or been terminated.

      (d) Within then (10) days after written request by the Landlord or any mortgagee or ground lessor or Landlord, Tenant shall deliver to Landlord or Landlord's mortgagee or ground lessor, as the case may be, duly executed and acknowledged affidavit of Tenant's chief executive officer, certifying:

      (i) The proper four digit Standard Industrial Classification number relating to Tenant's then current use of the Demised Premises (said Standard Industrial Classification number to be obtained by reference to the then current Standard Industrial Classification
            Manual prepared and published by the Executive Office of the President, Office of Management and Budget or the successor or such publications); and

      (ii) The Tenant's then current use of the Demised Premises does not involve the generation, manufacture, refining, transportation, treatment, storage, handling, or disposal of hazardous substances or wastes (as hazardous substances and hazardous wastes are defined in
            ECRA) on site, above ground or below ground (all of the foregoing being hereinafter collectively referred to as the Presence of Hazardous Substances), in which event, said affidavit shall describe in detail that portion of Tenant's operations which involves the Presence of Hazardous Substances. Said description shall, INTER ALIA , identify each hazardous substance and describe the manner in which it is generated, handled, manufactured, refined, transported, treated, stored, and/or disposed of. Tenant shall supply Landlord or Landlord's mortgagee or ground lessor with such additional information relating to said Presence of Hazardous substances as Landlord or Landlord's mortgagee or ground lessor may request.

      (e)   Without limiting the foregoing, Tenant agrees,

      (i) at its sole cost and expense, to promptly discharge and remove any lien or other encumbrance against the Demised Premises, the Shopping Center or any other property owned or controlled, in whole or in part, by Landlord; and

      (ii) to indemnify and hold Landlord harmless from and against any and all liability, penalties, losses, expenses, damages, costs, claims causes of action, judgments and/or the like, of whatever nature, including but not limited to attorneys fees and other costs of litigation or preparation therefore, to the extent said lien, encumbrance, liability, penalty, loss, expense, damage, cost, claim, cause of action, judgment adn/or the like or attorneys fees or other costs arise from or in connection with Tenant's failure or inability, for any reason whatsoever, to observe or comply with ECRA and/or the provisions of this Section.

      (f) (i) Notwithstanding anything in this Lease to the contrary and without limiting the foregoing provisions of this Section, Tenant agrees that it shall, at its sole cost and expense, observe, comply and fulfill all of the terms and provisions of the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 ET SEQ., as the same may be amended from time to time and all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant to or in connection with said Act by the Department of Environmental Protection ("DEP"), any subdivision or bureau thereof or any other governmental or quasi-governmental agency or body having jurisdiction. (Said Act and all of said rules, regulations, ordinances, opinions, orders and directives are hereinafter in this Article collectively referred to as "Spill Act".)

      (ii) Without limiting the foregoing, Tenant agrees:

            (1) That it shall not do or omit to donor suffer he commission or omission of any act the commission or omission of which is prohibited by or may result in liability under the Spill Act, including without limitation, the discharge of petroleum products or other hazardous substances (as said term are defined in the Spill Act); and

            (2) Whenever the Spill Act requires the "owner or operator" to do any act, Tenant shall do such act at its sole cost and expenses, it being the intention of the parties hereto that Landlord shall be free of all expenses and obligations arising from or in connection with compliance with the Spill Act and that Tenant shall fulfill all such obligations and pay all such expenses.

      (iii) Without limiting the foregoing, Tenant agrees

            (1) at its own cost and expense, to promptly discharge and remove any lien or other encumbrance against the Demised Premises, the Shopping Center or any other property owned or controlled, in whole or in part, by Landlord and

            (2) to indemnify and hold Landlord harmless from and against any and all liability, penalties, losses, expenses, damages, costs, claims, causes of action, judgments and/or the like of whatever nature, including but not limited to attorneys fees and other costs of litigation or preparation therefore, to the extent said lien, encumbrance, liability, penalty, loss, expense, damage, cost, claim, cause of action, judgment and or the like or attorneys fees or other costs arise from or in connection with Tenant's failure or inability, for any reason whatsoever, to observe or comply with the Spill Compensation Act and/or the provisions of this Section.

      (g) Without limiting the foregoing provisions of this Section and the provisions of Sections 11.1 and 11.2, Tenant agrees that it shall, at its cost and expenses, promptly comply with all federal, state and local laws, ordinances, rules, regulations and requirements relating to air, ground and water pollution and protection and/or preservations of the environment.

      (h) Tenant agrees that each and every provision of this Section shall survive the expiration or earlier termination of the Term of this Lease, the parties hereto expressly agreeing and acknowledging that Landlord would not enter into this Lease but for the provisions of this Article and the aforesaid survival thereof.

                                   ARTICLE XII

                      COVENANT OF TITLE AND QUIET ENJOYMENT

      SECTION 12.1 (a) Landlord covenants, warrants and represents that:

      (i) Landlord is the fee owner of the Shopping Center, subject to easements and restrictions of record; and

      (ii) Landlord, has full right and power to execute and perform this Lease and to grant the estate herein demised for the entire term hereof.

      (b) Landlord further covenants and agrees that Tenant, upon paying the rents herein provided and performing and observing the covenants, agreements and conditions of this Lease on Tenant's part to be performed and observed, shall and may, during the term of this Lease, lawfully, peaceably and quietly have, hold and enjoy the Demised Premises adn all o rights, easements, appurtenances and privileges granted herein or belonging or appertaining thereto , without hindrance, molestation, eviction or disturbance by Landlord, or by any other person or person claiming through Landlord, subject , nevertheless, to the provisions of this Lease.

                                    ARTICLE XIII

                     MORTGAGE SUBORDINATION AND NON-DISTURBANCE

      SECTION 13.1 This lease shall be subject and subordinate at all times to the lien of any mortgage (s) and any renewals, extensions, consolidations or replacements thereof now or hereafter affecting the Demised Premises or Shopping Center, and to the rights of any ground lessor of the Demised Premises or Shipping Center. Landlord shall obtain the agreement of the holder of any such mortgage or ground lessor, in a duly executed and acknowledged instrument, that such holder or ground lessor recognizes this Lease, and that so long as this Lease shall be in full force and effect and Tenant is not in default hereunder (after expiration of applicable notice and grace periods): (a) this Lease and the leasehold estate hereby created will not be extinguished or terminated nor will the possession or rights hereunder of Tenant be distributed, affected or impaired by the foreclosure of such mortgage arising out of any default thereunder or by delivery of a deed in lieu of foreclosure of such mortgage or otherwise or by termination of such ground lease or default by Landlord thereunder; (b) Tenant shall not be named or joined as a party defendant or otherwise in any proceeding for the foreclosure of any such mortgage or to enforce any rights hereunder or any proceeding to enforce any rights under any such ground lease; (c) all condemnation awards and payments and all proceeds of insurance paid or payable with respect to the Demised Premises or the Shopping Center shall first be applied and used in the manner set forth in this Lease; and (b) neither the mortgage nor any other security instrument executed in connection therewith nor any ground lease shall cover or be construed as subjecting in any manner to the lien thereof any trade fixtures, business equipment, signs or other personal property at any time supplied or installed by Tenant in or on the Demised Premises, regardless of the manner or mode of attachment thereof to the Demised Premises. If the holder of any such institutional mortgage shall require that this Lease have priority over such mortgage, Tenant shall, upon request of such holder, execute, acknowledge and deliver an agreement acknowledging and confirming such priority.

      SECTION 13.2 If the holder of any mortgage encumbering the Demised Premises or Shopping Center shall so require, Tenant shall enter into a written agreement with such holder wherein Tenant agrees to attain to such holder as the Landlord under this Lease if such holder should holder should succeed to Landlord's interest in the Demised Premises or Shopping Center.

                                   ARTICLE XIV

                            ASSIGNMENT AND SUBLETTING

      SECTION 14.1 (a) Tenant shall not, either voluntarily or involuntarily, by operation of law or otherwise, assign, transfer mortgage or otherwise encumber this Lease, or sublet the whole or any part of the Demised Premises, or permit the Demised Premises or any part thereof to be occupied by others except in accordance with this Article XIV. If Tenant shall desire to assign this Lease or to sublet all or any portion of the Demised Premises, or to permit any other party to occupy all or any portion of the Demised Premises, Tenant shall notify Landlord of such desire, which notice must be accompanied by the following information:

      (i)   The name of the proposed assignee, subtenant or occupant;

      (ii) If a partnership or corporation, the names of the principals of the proposed assignee, subtenant or occupant;

      (iii) A current financial statement for the proposed assignee, subtenant or occupant, including such financial information as Landlord shall reasonably require; and

      (iv) A description of the proposed use of the Demised Premises by the proposed assignee, subtenant or occupant.

      (v) Notwithstanding the forgoing, Tenant shall have the right to assign this Lease within ninety (90) days from execution, to a partnership or corporation in which Tenant is a principal.

Tenant shall be PERSONALLY LIABLE FOR ALL OBLIGATIONS UNDER THIS LEASE for the initial five (5) year term of the Lease, regardless of whether the Lease is assigned to an entity.

Tenant may sublet, not assign, up to twenty (20%) of commercial space, subject to notice under subsections 14.1 (a) (1-v), but only for uses permitted under this lease.

      (b) Tenant may not without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign this Lease or sublet the Demised Premises, in whole or in part, or permit the Demised Premises or any part thereof to be occupied by others. It is understood and agreed that Landlord's refusal to consent to any of the foregoing shall not be deemed unreasonable if either: (i) Tenant is in default under this Lease at the time; or (ii) the proposed use by the assignee or subtenant or the name under which the assignee or subleases will operate is other than that permitted under
Section 10.1 of this Lease; or the giving of such consent by Landlord shall apply only to the specific transaction thereby authorized, and shall not be construed to relieve Tenant from obtaining Landlord's consent to any other or subsequent such assignment, transfer, mortgage or other encumbrance, subletting, use or occupancy, or as modifying or limiting Landlord's rights under this
Section 14.1. Notwithstanding Landlord's consent as aforesaid, Tenant shall, nevertheless, remain primarily liable to perform all covenants and conditions of this Lease. Tenant shall not be released or discharged from such liability by reason of any modification, amendment or supplement of this Lease agreed to by Landlord and any assignee or subtenant or by reason of Landlord's failure to enforce any of its rights or remedies hereunder against any such assignee or subtenant. At least ten (10) days prior to the effective date thereof, Tenant shall furnish Landlord with a conformed copy of any such assignment or sublease, together with an agreement in writing executed by any such assignee or subtenant to assume the obligations imposed by this Lease upon the Tenant and to perform the same in accordance with the terms hereof, and pursuant to which any subtenant agrees that it this Lease shall be terminated by reason of Tenant's default hereunder or otherwise, at Landlord's option, to be exercised by notice to the subtenant, such sublease shall continue in full force and effect and the subtenant will attain to Landlord.

Tenant shall be primarily liable for the initial term of any assignment.

      (c) If Landlord shall consent to an assignment or subletting pursuant ot Paragraph (b) hereof, then, in any such event, Landlord shall be entitled to receive the full amount of any consideration, of whatever kind or nature, payable by the assignee, subleases or occupancy in connection with such assignment, subletting or occupancy. The foregoing shall include any basic annual rent or additional rent or percentage rent payable by the assignee, subleases or occupancy in addition to that payable by Tenant under the provision of this Lease. In addition, if this Lease be assigned, or if the Demised Premises or any part thereof be sublet, or occupied by anybody other than Tenant, Landlord may, after default hereunder, collect rent, additional rent and percentage rent from the assignee, subtenant or occupant, and apply the net amount collected to the Basic Annual Rent and/or additional rent reserved hereunder, but no such collection shall be deemed a waiver of its covenant, or the acceptance of the assignee, subtenant or occupancy as tenant, or a release of Tenant from the further performance by Tenant of the terms, covenants and conditions of this Lease on the part of the Tenant to be performed. Any violation of any provision of this Lease, whether by act or omission, by any assignee, subtenant or occupancy, shall be deemed a violation of such provision by Tenant, it being the intention and meaning of the parties hereto that Tenant shall assume and be liable to Landlord for and all acts and omissions of any and all assignees, subtenants and/or other occupants.

Landlord shall receive any profits on rentals, not on fixtures of goodwill with reference to this Section. Tenant shall be able to keep the proceeds of sale for fixtures, inventory and good will only.

      SECTION 14.2 Notwithstanding the provisions of Section 14.1 hereof, Tenant shall have the right, without the provisions of Section 14.1 being applicable, to assign this Lease or sublet the Demised Premises, in whole or in part, to, any parent or subsidiary to Tenant or in connection with a merger of Tenant provided that the surviving entity in a merger shall have a tangible net worth (determined in accordance with generally accepted accounting principles) not less than the then net worth of Tenant.

                                     ARTICLE XV

                                      SIGNS

      SECTION 15.1 Tenant shall have the right, at its expense, and subject to Landlord's approval, which shall not be unreasonably withheld, to erect and maintain upon the exterior front facade of the Demised Premises, its sign in accordance with its specifications, provided that such sign complies with, and Tenant, at its expense, obtains all permits and approvals required by, applicable laws, statutes, ordinances and regulations of governmental authorities applicable thereto. Notwithstanding the foregoing, the parties agree that;

      (i) Landlord has approved the design of the initial sign to be installed sign to be installed by Tenant in connection with its opening of the Demised Premises for business;

      (ii) With respect to any changes tin Tenant's said exterior sign, so long as such changed or replacement sign is substantially the same as the other signs being utilized by Tenant in its other store locations in the northern New Jersey area, does not have dimensions greater than those of the original sign and is non-flashing and is the same color as the original, Landlord shall not have the right to withhold its approval of any such sign; and

      (iii) Landlord's consent shall not be required with respect to Tenant's interior signs, provided that no window signs shall be permitted.

Upon the expiration or termination of the term of this Lease, Tenant, at its expense shall remove all of its exterior and interior signs and its sign face on any pylon sign.

      SECTION 15.2 (a) Landlord hereby consents to the placement of Tenant's sign the face on the Shopping Center pylon sign to be located at the Shopping Center. Tenant shall supply Landlord, for Landlord's approval, with a sign drawing for Tenant's said signs at least sixty (60) days prior to the date Tenant opens for business in the Demised Premises. Tenant shall pay a share of the cost of installation of the pylon sign, such share to be equal to 100% of cost of such pylon and electrification thereof. In addition, Tenant shall pay the full cost of Tenant's sign panels and installation thereof on the Shopping Center pylon sign.

      (b) Landlord shall repair and maintain or cause to be repaired and maintained any pylon sign presently existing at the Shopping Center, or otherwise contemplated by this Section 15.2, in good order and condition, and the costs thereof shall be included in Common Area Costs under Section 4.3.

                                   ARTICLE XVI

                                     REPAIRS

      SECTION 16.1 (a) During the initial term of this Lease, Landlord shall make all necessary repairs and replacements to or of: (i) the foundation and structure of the Demised Premises (the structure to be deemed to mean exterior walls, bearing walls, structural frames, beams and supports, and floor as distinguished from floor covering); (ii) the roof covering at the Demised
Premises. Notwithstanding the foregoing, if the necessity for any of the foregoing repairs or replacements shall result from the act, fault or negligence of Tenant, or its agents, servants, employees, licensees or invitees, or of anyone claiming under Tenant, or shall result from the default by Tenant under the provisions of this Lease, Tenant shall, upon demand, reimburse Landlord for the cost of such repairs or replacements. After five (5) years, such repairs will be the responsibility of the Tenant.

      (b) Tenant shall, at its expense, keep the interior of the Demised Premises and the sidewalks adjoining the Demised Premises in a clean and orderly condition free of accumulation of dirt, rubbish, debris, snow and ice, shall perform normal maintenance procedures on , and all necessary repairs to and replacements of the heating, ventilating and air-conditioning equipment serving the Demised Premises, and shall make all interior and exterior repairs to Demised Premises which Landlord is not obligated to make pursuant to the provisions of this Lease; provided, however, that if the necessity for any of the repairs which Tenant is hereby required to make shall result from the act, fault or negligence of Landlord, or its agents, servants, employees, licensees or invitees, or Landlords default under the provisions of this Lease, it shall be the responsibility of Landlord to make the same at Landlord's expense.

      SECTION 16.2 Landlord shall assign to Tenant all guarantees or warranties from suppliers, contractors, subcontractors or workers of which Landlord has the benefit, where such guarantees or warranties cover materials, equipment or workmanship installed or performed by or for Landlord pursuant to Rider LC hereof which Tenant is obligated to maintain, repair or replace pursuant to
Section 16.1 (b). Landlord further covenants and agrees that it will cooperate fully with Tenant, at not cost or expense to Landlord, in the enforcement of all guarantees or warranties to be assigned by Landlord to Tenant pursuant to this
Section 16.2

      SECTION 16.3 Landlord shall, subject to the provisions of Section 4.3, and except as otherwise provided in Section 16.1 (b), maintain or cause to be maintained (in accordance with applicable tenant lease provisions) the exterior of all buildings and other structures in the Shopping Center in reasonably good order and condition.

      SECTION 16.4 All repairs and replacements performed by Landlord or Tenant pursuant to this Article XVI shall be performed in a good and workmanlike manner and in conformity with all statutes, ordinances, rules, regulations and requirements of public authorities and insurance inspection and rating bureaus. The party performing such work shall, at its expense, obtain all necessary permits and approvals required in connection therewith.

      SECTION 16.5 Landlord, and its agents and employees, shall not be liable or responsible for any damage or injury to any property of Tenant, or to any of Tenant's agents, employees, customers, licensees, invitees or contractors arising from or out of any breakage, stoppage or leakage or pipes, conduits and cable or any other occurrence, in, upon or at or from the Demised Premises or Shopping Center, or the occupancy, condition or use of the Demised Premises or Shopping Center, excluding gross negligence on the part of Landlord.

                                    ARTICLE XVII

                                   ALTERATIONS

      SECTION 17.1 Tenant shall not make any structural or exterior alterations or improvements to the Demised Premises without in each instance first obtaining Landlord's written consent. Tenant shall have the right, at any time from time to time, without Landlord's consent, to paint the interior of Demised Premises or any part of parts thereof, and to make any non-structural alterations, improvements or installations in, to or upon the interior of Demised Premises; provided, however, that;

      (i) Tenant shall have the right to make alterations or improvements to the storefront of the Demised Premises only with Landlord's consent, which shall not be unreasonably withheld, provided that the alteration or improvement is consistent with the appearance of the balance of the Shopping Center; and

      (ii) No alteration, improvement, installation or addition made by Tenant shall endanger or impair the structure of, or decrease the value, utility or cubic area of, the Demised Premises.

      SECTION 17.2 All alterations, improvements or installation made or doe by Tenant in, on or to the Demised Premises or any parts or facilities thereof shall be done in a good and workmanlike manner and in conformity with all statutes, ordinances, rules, regulations and requirements of public authorities and insurance inspection and rating bureaus having jurisdiction, and with all necessary governmental permits or authorities.

      SECTION 17.3 Any and all alterations, improvements or installations made in , to or upon the Demised Premises by Tenant or Landlord (but not Tenant's furniture, lighting fixtures, trade fixtures and movable trade equipment, counters and shelving or signs installed by Tenant) shall, except as hereinafter provided, be surrendered with the Demised Premises as part thereof at the expiration or other termination of the term of this Lease. Tenant shall remove any such alterations, improvements or installations if Landlord shall require such removal by notice to Tenant at least 60 days prior to the Expiration Date. Tenant shall, upon the Expiration Date or sooner termination of this Lease, remove its said furniture, trade fixtures and trade equipment, counters, shelving, racking and signs, and Tenant shall have the right, at its option, to remove any such alterations, improvements, installations or interior additions from the Demised Premises upon the expiration or other termination (for reasons other than Tenant's default) of the term of this Lease, and, in such event, Tenant shall repair any and all damage to the Demised Premises caused by such removal and restore the Demised Premises to their condition prior to the making of the alterations, improvement or installation being removed, with the exception of floors.

      SECTION 17.4 Tenant agrees to indemnify and save harmless Landlord against and from any and all claims for injury, loss or damage to person or property caused by or resulting from the work in connection with any alterations, improvements, installations or additions in, to or upon the Demised Premises made by Tenant or by anyone claiming under Tenant.

                                  ARTICLE XVIII

                                  MECHANIC'S LIENS

      SECTION 18.1 If any mechanic's liens shall be filed against the fee of the Demised Premises or against Tenant's leasehold interest therein by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Demised Premises or any part thereof through or under Tenant, Tenant shall, within thirty (30) days after receiving notice of the filing thereof, cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction, or otherwise. Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject the estate of Landlord in the Demised Premises or the Shopping Center to any liability under the New Jersey Mechanic's Lien Law, it being expressly understood and agreed that Landlord's estate shall not be subject to such liability and any work performed or material supplied by or on behalf of Tenant or at Tenant's request, shall be solely upon the credit of the Tenant and Landlord shall have no liability or obligation with respect thereto. Any provisions of this Lease pursuant to which the Tenant may perform any work, alterations, improvements or installations at the Demised Premises or Shopping Center, shall not be deemed to constitute a consent by Landlord thereto for purposes of the said New Jersey mechanic's Lien Law.

                                   ARTICLE XIX

                      LANDLORD'S ACCESS TO DEMISED PREMISES

      SECTION 19.1 Landlord shall have the right, during reasonable business hours and without unreasonable interference with the operation of the business conducted therein, and upon not less than twenty-four (24) hours' notice to Tenant, to enter upon the Demised Premises for the purposes of inspecting same, or making repairs and replacements thereto or therein pursuant to this Lease, or exhibiting the same to prospective purchases or mortgagees of the Shopping Center. Without limiting the foregoing, Landlord shall also have the right, in the event of an emergency, to enter the Demised Premises at such time or times as shall be required by such emergency upon such telephone or other notice to Tenant as shall be practicable under the circumstances. In the event of any such emergency entry: (i) Landlord shall make reasonable efforts to be accompanied by a member of the police force or fire department, (ii) Landlord shall be responsible for, and agrees to indemnify Tenant and save Tenant harmless against, any loss or damage resulting from the negligence of Landlord or any of its agents, servants, employees, licensees or invitees entering the Demised Premises.

                                     ARTICLE XX

                                 DEFAULT PROVISIONS

      SECTION 20.1 If Tenant does not: (a) within twenty (20) days after the due date thereof pay any installment of Basic Annual Rent or additional rent; or (b) within thirty (30) days after notice from Landlord cure a default or additional rent (provided, however, that such thirty (30) day period shall be extended if the default is of such a nature that it could not reasonably be cured within such period of thirty (30) days and Tenant promptly commences and thereafter diligently pursues the curing of such default), then, in any such event, Tenant shall be deemed in default under this Lease. Landlord may thereupon re-enter the Demised Premises and, by summary proceedings or otherwise, dispossess the Tenant and any other occupants thereof, remove their effects not previously removed by them, and hold the Demised Premises as if this Lease had not been made. In addition, Landlord may, upon three (3) days notice to Tenant, terminate this Lease. In any such event Tenant shall remain liable as hereinafter provided in Section 20.2

      SECTION 20.2 In any case where Landlord has recovered possession of the Demised Premises by reason of Tenant's default, whether or not Landlord terminates this Lease, Landlord may, at Landlord's option, relate the Demised Premises or any part thereof, for a term or terms ot expire prior to, at the same time as, or subsequent to the expiration date of this Lease, and receive the rent therefore, applying the same first to the payment of such expenses as Landlord may have incurred in connection with the recovery of possession, then to the cost of repairs, replacements or renewals necessary because of the condition in which the Demised Premises were left by Tenant or repairs alterations, or improvements otherwise necessary for reletting, and the expenses of reletting, including brokerage and attorneys' fees and costs of alterations to the Demised Premises, and then to the payment of an amount equal to the Basic Annual Rent and additional rent hereunder and to the cost and expense of performance of the other covenants of Tenants as herein provided. All Basic Annual Rent and additional rent to be paid by Tenant shall be computed separately for each month, less the net proceeds of the reletting, if any, as ascertained from time to time , and the same shall be payable bye Tenant on the several rent payment days above specified. In reletting the Demised Premises, as aforesaid, Landlord may grant rent concessions, and Tenant shall not be credited therewith. No such reletting shall constitute acceptance of surrender of Demised Premises or be deemed evidence thereof. The Tenant shall not be entitled to any monthly or other surplus accruing as a result of any reletting .

      (b) Upon termination or recovery of possession by Landlord on default, the Tenant and the Tenant's creditors and representatives shall thereafter have no right, legally or equitably, in or to the Demised Premises, or any part thereof, or in or to the repossession of same, or in or to this Lease, and the Tenant hereby waives all right of redemption which is or may hereafter be provided by statute.

      (c) The specified remedies to which Landlord may resort under the terms of this Section are cumulative and are not intended to be exclusive of any or all other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provision of this Lease. Without limiting the generality of the foregoing, Landlord shall have the right to institute summary dispossess proceedings against Tenant under all circumstances from time to time permitted by law. In the event judgment Tenant in any such proceedings, Tenant shall thereafter remain liable to Landlord as provided in Paragraph (a) above as if Landlord had terminated this Lease by reason of Tenant's default pursuant to Section 20.1

      SECTION 20.3 (a) Subject to the provisions of Paragraph (b) of this Section, if. pursuant to an order, judgment or decree entered by any court of competent jurisdiction:

      (i) a receiver, trustee or liquidator of all or substantially all of the assets of Tenant shall be appointed; or

      (ii)  Tenant shall be adjudicated a bankrupt or insolvent; or

      (iii) a petition seeking the reorganization of Tenant or an arrangement with creditors or a petition to take advantage of any insolvency law shall be approved, and as a result of the happening of any of the foregoing contingencies, the obligation of Tenant to pay Basic Annual Rent or additional rent shall be modified or abrogated, or the provisions of this Lease shall otherwise be materially modified or amended, Landlord may serve notice of termination of this Lease upon Tenant, stating the date of termination, which date shall be at least ten (10) days after the date on which such notice is served, and upon the date specified in such notice, this Lease and the term hereof shall cease and expire, and Tenant shall then quit and surrender the Demised Premises, but Tenant shall remain liable as hereinafter provided. If this Lease and the term hereof shall cease and expire in accordance with the provisions of this Paragraph (a), Landlord may dispossess or remove Tenant or any other occupant of the Demised Premises, by summary proceedings or otherwise, and remove their effects and hold the Demised Premises as if this Lease had not been made.

      (b) (i) Notwithstanding the provisions of Paragraph (a) of this Section, in the event that Tenant shall file a petition under Chapter 11 of the Bankruptcy code, Tenant's trustee or Tenant, as debtor in possession, must, unless otherwise ordered by the Bankruptcy Court, elect to assume this Lease at or prior to the earlier of: (i) 180 days after the date of filing of such petition, and (ii) confirmation of a plan under Chapter 11. In the absence of an election to assume within such time period, Tenant's trustee or Tenant, as debtor-in-possession, shall be deemed to have rejected this Lease. In the event that Tenant, Tenant's trustee or Tenant, as debtor-in-possession, has failed to perform all of Tenant's obligations under this Lease within the time periods (subject to the notices and grace periods provided for herein) required for such performance, no election by Tenant's trustee or Tenant, as debtor-in-possession, to assume this Lease shall be effective unless each of the following conditions has been satisfied:

            (1) Tenant's trustee or Tenant, as debtor-in-possession, has cured all defaults under this Lease susceptible of being cured by the payment of money, or has provided Landlord with Assurance (as defined below) that it will cure all defaults susceptible of being cured by the payment of money within ten (10) days from the date of such assumption and that it will, promptly after the date of such assumption, commence to cure all other defaults under this Lease which are susceptible of being cured by the performance of any act and will diligently pursue completion of such curing;

            (2) Tenant's trustee or Tenant, as debtor-in-possession, has compensated, or has provided Landlord with Assurance that within ten (10) days from the date of such assumption it will compensate, Landlord for any actual pecuniary loss incurred by Landlord arising from the default of Tenant, Tenant's trustee or Tenant, as debtor-in-possession, as indicated in any statement of actual pecuniary loss sent by Landlord to Tenant's trustee or Tenant, as debtor-in-possession, such statement, however, not be deemed a binding and conclusive determination or computation of the amount of such loss;

            (3) Tenant's trustee or Tenant, as debtor-in-possession, has provided Landlord with Assurance of the future performance of each of the obligations under this Lease of Tenant, Tenant's trustee or Tenant, as debtor-in-possession; and

            (4) Such assumption will not breach or cause a default under any provision of any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the Demised Premises.

For purposes of this Subparagraph (i), Landlord and Tenant acknowledge that "Assurance" shall mean either: (x) Tenant's trustee or Tenant, as debtor-in-possession, has and will continue to have reasonably sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to reasonably assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease; or (y) Tenant's trustee or Tenant, as debtor-in-possession, has deposited with Landlord, as security, an amount equal to two (2) installments of Basic Annual Rent (at the rate then payable) which shall be applied to installments of Basic Annual rent in the inverse order of their maturity; or (z) the Bankruptcy Court shall have entered an order granting to Landlord a valid and perfected first lien and security interest in property of Tenant, Tenant's trustee or Tenant, as debtor-in-possession, having a fair market value as determined by the Bankruptcy Court appraiser at least equal to two (2) installments of Basic Annual Rent (at the rate then payable).

      (ii) If Tenant's trustee or Tenant, as debtor-in-possession, has assumed this Lease pursuant to the terms and provisions of Subparagraph (i) of this Paragraph (b) for the purpose of assigning (or elects to assign) this Lease, this Lease may be so assigned only if the proposed assignee has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. As used herein "adequate assurance of future performance" shall mean that each of the following conditions has been satisfied:

            (1) The proposed assignee shall have paid to Landlord an amount equal to six (6) months of Basic Annual Rent at the rate then payable;

            (2) The proposed assignee has furnished Landlord with either: a current financial statement audited or reviewed by a certified public accountant indicating by a net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance by such assignee of Tenant's obligations under this Lease; or a guarantee or guarantees, in form and substance reasonably satisfactory to Landlord, from one or more persons with a net worth equal to or in excess of $3,000,000.00 in the aggregate;

            (3) Landlord has obtained all consents or waivers from others required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment, Landlord to use its reasonable efforts to obtain such consents or waivers; and

            (4) The proposed assignment will not release or impair any guaranty of the obligations of Tenant (including the proposed assignee) under this Lease.

      (c) When, pursuant to the Bankruptcy Code, Tenant's trustee or Tenant, as debtor-in-possession, shall be obligated to pay reasonable use and occupancy charges for the use of the Demised Premises (as distinguished from Basic Annual Rent, percentage rent and additional rent under this Lease while this Lease continues in force and effect), such charges shall be not less than the Basic Annual Rent, percentage rent and additional rent payable by Tenant under this Lease.

      (d) Neither the whole nor any portion of Tenant's interest in this Lease or its estate in the Demised Premises shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant (excluding a merger, as contemplated by Section
14.2 of this Lease) unless Landlord shall have consented to such transfer in writing. No acceptance by landlord of rent or any other payments from any such trustee, receiver, assignee, or other person or entity shall be deemed to constitute such consent by Landlord nor shall it be deemed a waiver of landlord's right to terminate this lease and recover possession of the Demised Premises for any transfer of Tenant's interest under this Lease without such consent.

      SECTION 20.4 Without limiting the foregoing provisions of this Article, if Tenant shall default in the performance of any act, covenant or condition on Tenant's part to be performed hereunder, and if Tenant shall not cure such defaults within thirty (30) days after written notice specifying the default shall have been given to it by Landlord (or shall not have commenced to cure such default within said thirty (30) day period, and be diligently prosecuting the curing thereof to completion). Landlord may, but shall not be obligated to, perform such act, covenant or condition to the extent Landlord may, in its reasonable judgment, deem desirable, and pay the expenses which Landlord may deem necessary or advisable in with such performance. In the case of emergency, however, reasonably necessitating protection of the Landlord's interest in the Demised Premises or the prevention of injury or damage to person or property, Landlord may undertake to cure such default (after telephonic notice, if practicable, to Tenant), before expiration of the aforesaid thirty (30) day period. All sums expended by Landlord in the curing of such default, plus interest from the date expended, at the lease Interest Rule, shall be deemed additional rent hereunder and shall be paid by Tenant to Landlord at the latter's demand, on the first day of the next succeeding calendar month.

                                   ARTICLE XXI

                         CUMULATIVE REMEDIES; NO WAIVER

      SECTION 21.1 The specific remedies to which landlord or Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which they or either of them may be lawfully entitled in case of any breach or threatened breach by either of them of any provision of this Lease. In addition to the other remedies in this Lease provided, landlord and Tenant shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this Lease, or to a decree compelling performance of any of such covenants, conditions or provisions, other than for the payment of money. The failure of Landlord or Tenant to insist in any one or more cases upon the strict performance of any of the covenants hereof on Tenant's or Landlord's, as the case may be, part to be performed, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option.

                                  ARTICLE XXII

                              DESTRUCTION OR DAMAGE
                            BY FIRE OR OTHER CASUALTY

      SECTION 22.1 If at any time during the term hereof the Demised Premises shall be damages or destroyed in whole or in part by fire or other casualty or by the elements, Tenant shall give notice thereof to Landlord, and, except as hereinafter in this

Article otherwise provided, landlord, at landlord's expense to the extent of the available insurance proceeds, shall promptly and with due diligence repair, rebuild and restore the Demised Premises as nearly as practicable to the condition thereof existing immediately prior to such damage or destruction. If the Demised Premises shall be so damages or destroyed that Tenant cannot carry on its normal business operations in the entire Demised Premises, then all Basic Annual Rent and additional rent shall abate from the date of such damage or destruction until the Demised Premises are restored as aforesaid; provided, however, that if Tenant continues to conduct business in a portion of the Demised Premises, such abatement shall be only in proportion to the area of the Demised Premises not usable for Tenant's normal business operations from the date of such damage or destruction until the Demised Premises are restored in the manner stated above.

Landlord will rebuild to the point Landlord originally delivered the premises, with tenant responsible for remainder of restoration. Such rebuilding by both parties will be mandatory, notwithstanding paragraphs 22.2, 22.3 and 22.4. Tenant shall at all times insure for replacement cost plus business interruption to pay rent during construction period. Lease term suspended during rebuilding to resume on completion.

      SECTION 22.2 If Landlord shall fail to commence the repairing, rebuilding or restoration of the Demised Premises, required by the provisions of Section
22.1 within twelve (12) months after the damage or destruction has occurred, and if such repairing, rebuilding and restoration are not completed on the earlier to occur of twelve (12) months after the date of commencement of rebuilding and eighteen (18) months after the date of commencement of rebuilding and eighteen
(18) months after the date of occurrence of the damage or destruction, then, in any such event, Tenant shall have the right, at its election, as its exclusive remedy, to terminate this Lease by giving Landlord notice of termination, within thirty (30) days after expiration of the applicable time period. This Lease shall terminate on the date specified in such notice and Basic Annual Rent and additional rent shall be pro-rated and adjusted as of the date of occurrence of the damage or destruction.

      SECTION 22.3 Notwithstanding the foregoing provisions of this Article, if at any time during the last two (2) years of the terms of this Lease, more than fifty (50%) percent of the ground floor area of the Demised Premises shall be so damaged or destroyed by fire or other casualty, or if, during such last two (2) years, as a result of damage or destruction by fire or other casualty, tenants occupying at least sixty (60%) percent of the leasable ground floor area at the Shopping Center (including the Demised Premises) shall close for business for six (6) consecutive months or more then, in any such event, Landlord and Tenant shall each have the right, at its respective option, as its exclusive remedy, upon and after expiration of such six (6) month period, to terminate this Lease by notice to other specifying the effective date of termination which effective date of termination shall be not less than fifteen (15) days nor more than thirty (30) days after the date of such notice. IF this lease shall be terminated pursuant to this Section 22.3, Basic Annual Rent and additional rent shall be adjusted as of the date of occurrence of the damage or destruction.

      SECTION 22.4 Notwithstanding any provision of this Article, in no event shall Landlord be obligated to expend, in connection with the repair or restoration of the Demised Premises pursuant to this Article, any amount in excess of the available net proceeds of the insurance carried by Landlord with respect to the damage or destruction. In the event that such proceeds shall be insufficient for the repair or restoration or in the event that Landlord's mortgagee shall apply all or any portion of such proceeds to the reduction of the indebtedness secured by such mortgage, then to the extent of such unavailable proceeds, Landlord shall be excused from the performance of repair or restoration work hereunder.

                                  ARTICLE XXIII

                                 EMINENT DOMAIN

      SECTION 23.1 In the event of a taking for any public or quasi-public use or purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Landlord and those having the authority to exercise such right (hereinafter called a "Taking") of the entire Demised Premises or such substantial portion thereof so that the balance of the Demised Premises is not suitable for the conduct of Tenant's normal business operations therein, then this Lease and the terms hereof shall cease and expire on the date of transfer of possession in connection with the Taking.

      SECTION 23.2 In the event of: (a) a Taking of any portion of, the Demised Premises as a result of which this Lease is not terminated pursuant to Section 23.1; or (b) a Taking resulting in a reduction of more than fifteen (15%) percent of the parking spaces within a radius of one hundred (100) feet of the front entrance to the Demised Premises (unless landlord provides adequate and sufficient and reasonably convenient additional parking in substitution therefor); or (c) a Taking of more than forty (40%) percent of the leasable space at the Shopping Center (whether or not any portion of Demised Premises is included in the Taking) or (d) a permanent denial or substantial impairment of adequate access to the Shopping Center and Demised Premises, then, in such event, Landlord or Tenant may, at its option, terminate this Lease by giving notice of termination to the other within sixty (60) days after receipt by Tenant of notice that the Taking will occur, such notice of termination to be effective as of the date of transfer of possession in connection with the Taking.

      SECTION 23.3 In the event this Lease is not terminated pursuant to Sections 23.1 or 23.2, then Landlord shall promptly commence and with due diligence continue to restore the portion of the Shopping Center and the Demised Premises remaining after the Taking to substantially the same condition and tenantability as existed immediately preceding the Taking, to the extent such restoration may be accomplished with the available net proceeds of the award or payment to Landlord in connection with the taking. During the period of restoration by Landlord, if the Taking or such restoration shall cause a material adverse impact on Tenant's business at Demised Premises, Basic Annual Rent and additional rent shall be abated and adjusted in an equitable fashion. Upon completion of the restoration, basic Annual Rent and additional rent shall also be abated and adjusted in such manner as shall be just and equitable. In the event that Landlord shall fail to commence such restoration as hereinabove required, or if such restoration shall not be completed within eighteen (18) months from and after the date of transfer of possession in connection with Taking, then, in either such event, Tenant shall have the right, as its exclusive remedy, to terminate this Lease by notice to Landlord, such notice to specify the effective date of termination.

      SECTION 23.4 Whether or not this Lease shall be terminated pursuant to the preceding Sections of this Article, Tenant shall have the right in connection with any Taking to assert all claims available to it for loss of leasehold improvements, trade fixtures and equipment, and such other terms of loss or damage as Tenant shall suffer as a result of the Taking with respect to which Tenant shall, from time to time under applicable law, be permitted to make an independent claim, provided that such claim by Tenant will not reduce the award or payment to Landlord in connection with the Taking. Notwithstanding the foregoing, it is understood and agreed that Tenant shall have not claim against the Taking authority or against the Landlord for the loss of the value of any remaining portion of Tenant's leasehold hereunder, and Tenant hereby assigns to Landlord all rights and claims with respect to the loss of leasehold value.

      SECTION 23.5 Notwithstanding any provision of this Article, in no event shall Landlord be obligated to expend, in connection with repair or restoration of the Demised Premises pursuant to this Article, any amount in excess of the award or payment in connection with the Taking. In the event that such award or payment shall be insufficient for the repair or restoration or in the event that Landlord's mortgagee shall apply all or any portion of such award of payment to the reduction of the indebtedness secured by such mortgage, then to the extent of such unavailable award or payment, Landlord shall be excused from the performance of repair or restoration work hereunder.

                                  ARTICLE XXIV

                                     NOTICES

      SECTION 24.1 All notices, demands and request, required or permitted to be given or made under any provision of this Lease, shall be in writing and shall be given or made by overnight courier which obtains delivery receipts (e.g. Federal Express) or by requested, postage prepaid, addressed as follows or to such other addresses as either party may from time to time designate by written notice given to the other:

      (a)   If to Tenant, addressed to it at:

            JESSE Y. SAYEGH
            25 Kinnelon Road
            Kinnelon, New Jersey  07405

            with a copy to:

            BUKLAD & BUKLAD
            78 So. Orange Ave.
            South Orange, N.J.  07079

      (b) If to Landlord, addressed to it at:

            WESTWOOD OAKS, INC.
            816 Deal Road
            Ocean, New Jersey  07712

            with a copy to:

            Wilf & Silverman, Esqs.
            820 Morris Turnpike
            Short Hills, New Jersey  07078

Any such notice, demand or request shall be deemed given or made on the next business day after delivery to the overnight courier and, if mailed, on the third (3rd) business day after the date so mailed. Notwithstanding the foregoing, in the case of the emergency referred to in Section 20.4 the notice to be given under either of said Sections may be given, if practicable, by telephone or by telegram or cablegram, sent to Landlord or Tenant at its respective address or addresses as aforesaid, and such notice shall be deemed given on the day on which the telephone call is made or the day on which the telegram or cablegram is sent, as applicable.

                                   ARTICLE XXV

                                    HOLDOVER

      SECTION 25.1 Notwithstanding any law, statute, custom or practice to the contrary, in the event Tenant shall hold over after the date herein originally specified for the termination of the term of this Lease, except under an extension of the term pursuant to Section 2.5 of this Lease, or in the event that Tenant holds over after the date for termination of the term hereof specified in any notice of termination given by Tenant in the exercise of any right which it may have hereunder or by law, the, and in either of such events, Tenant shall be a monthly tenant only, at a monthly rent which shall be one and one-half (1 1/2) times the Basic Annual Rent, and additional rent, if any, that was payable hereunder for the last full Lease Year prior to the commencement of such monthly tenancy, and such monthly rent shall be payable by Tenant to Landlord in advance on the first day of each month of such monthly tenancy, but such monthly tenancy shall otherwise be upon and subject to the provisions of this Lease insofar as the same maybe made applicable to such a tenancy.

                                  ARTICLE XXVI

                             DEFINITION OF LANDLORD

      SECTION 26.1 The term "Landlord", whenever used in this Lease, shall mean the owner at the time of Landlord's interest in this Lease or the mortgagee in possession for the time being of the Demised Premises. Each owner from time to time of the Landlord's interest in this Lease shall be liable with respect to the covenants and other obligations of landlord hereunder (which covenants and obligations shall run with the land of which the Demised Premises form a part) only so long as such owner shall be the owner of the landlord's interest in this lease, and such owner shall not be so liable after any sale or other conveyance or transfer of landlord's interest in this Lease (except for any liability relating to any breach, default, act or omission on the part of Landlord occurring prior to such sale or other conveyance or transfer). Any sale or other conveyance or transfer of the Demised Premises or of the Landlord's interest in this Lease shall be subject to this Lease and to the covenants and provisions hereof on Landlord's part to be performed or observed, and in the event of a sale, or other conveyance or transfer thereof, the purchaser, grantee or transferee shall be deemed to have assumed and agreed to perform and carry out the covenants and obligations of Landlord hereunder during the period of such purchaser's, grantee's or transferee's ownership of Landlord's interest. Notwithstanding the foregoing, the original Landlord named herein shall not, in any event, be relieved of any of its obligations to perform and complete the construction, if any, to be performed by said Landlord as set forth in Section
1.3 hereof, with respect to the Demised premises and the Shopping Center, such obligations to perform and complete construction being a personal covenant of the original Landlord named herein.

      SECTION 26.2 It is understood and agreed that, notwithstanding any other provision of this Lease, landlord's liability under this Lease with respect to monetary claims by tenant arising hereunder, or other claims by Tenant hereunder which may be converted into monetary claims, shall be limited to Landlord's equity interest in the Shopping Center and neither Landlord nor any stockholder, partner or principal of landlord shall have any personal liability to Tenant arising hereunder. The foregoing provisions shall be without any exception whatsoever, but the foregoing shall not prevent Tenant form exercising or enforcing any rights it may have for injunctive relief or specific performance. As a result of any such injunctive relief or specific performance, Landlord shall not be required to expend an amount greater than Landlord's said equity interest in the Shopping Center and, in lieu of such expenditure, landlord may permit Tenant to obtain a judgment lien or other lien upon such equity interest to the extent of the cost (not in excess of landlord's said equity interest) of performing the obligation which is the subject of such injunctive relief or specific performance decree or order.

                                  ARTICLE XXVII

                            MISCELLANEOUS PROVISIONS

      SECTION 27.1 In any case where either party hereto is required hereunder to do any act, a delay in the performance of such act caused by or resulting from act of God, riot, civil commotion, strikes, lock-out, acts, orders or regulations of governmental authority, acts or failure to act of the other party, fire, tornado, windstorm, adverse weather conditions or other causes beyond such party's reasonable control (collectively :Force Majeure"), shall not be counted in determining the time for completion of the performance of such act, whether such be herein designated as a specific date, a fixed period of time or a reasonable time. It is expressly understood and agreed, however, that the provisions of the preceding sentence shall not apply to, or operate to postpone, defer or extend or otherwise affect Tenant's obligation to make payments of Basic Annual Rent and additional rent pursuant to this Lease.

      SECTION 27.2 If any provision of this Lease shall be determined by a court of competent jurisdiction to be invalid, such determination shall not affect any of the other provisions of this Lease and such other provisions shall remain in force and effect. If any provision of this Lease shall be capable of two constructions, one of which would render the provision valid and the other of which would render it invalid, then such provision shall have the construction and meaning which would render it valid.

      SECTION 27.3 If, at any time after the commencement of the term hereof, Tenant or landlord shall make written request therefor, Landlord or Tenant shall, within seven (7) days after such request, deliver to the other a written instrument, duly executed by Landlord or Tenant, certifying, if such be the case: (i) that this Lease is in force and effect; (ii) that this Lease has not been modified, amended or supplemented or specifying the modification, amendment or supplement; (iii) that Tenant or Landlord, as the case may be, is not in default hereunder, or if it is then in default, specifying the nature of the default and whether or not the time period for curing the same has expired; (iv) the date or dates through which Basic Annual Rent and additional rent have been paid; and (v) that there are not offsets or deductions against Basic Annual Rent or additional rent, or if any are claimed, specifying the amount thereof and the basis therefor.

      SECTION 27.4 If at any time hereafter a dispute shall arise between landlord and Tenant with respect to any amount of money to be paid by either if them to the other under any of the provisions of this Lease, the party against whom the obligation shall be asserted shall have the right to make payment "under protest". If such party shall exercise such right, such payment shall not be deemed a voluntary payment but there shall be deemed reserved to such party the right to institute an appropriate action or proceeding against the other for recovery of the whole or such part of said sum as such party shall claim it was not obligated to pay hereunder. If at any time a dispute shall arise between Landlord and Tenant as to any act to be done or work to be performed by either of them in or about the Demised Premises under any of the provisions of this lease, the party against whom the obligations to do such act or perform such work shall be asserted, may do such act or perform such work and pay the cost thereof "under protest". If such party shall do so the performance of such act or work and payment of such cost shall not be deemed a voluntary performance or voluntary payment, but there shall be deemed reserved to such party the right to institute an appropriate action or proceeding against the other for recovery of the whole or such cost or such part thereof as shall represent the cost of performing the act or work which such party shall claim it was not obligated to perform hereunder, plus interest at the Lease Interest Rate.

      SECTION 27.5 Wherever in this Lease provision is made for the doing of any act by either party hereto, it shall be deemed that said act shall be done by such party at such party's own cost and expense, except as may be herein otherwise expressly provided. Each of the parties shall, whenever necessary, join with and cooperate with the other in any necessary applications for governmental permits or approvals.

      SECTION 27.6 This Lease, and the rights and obligations of the parties hereto, shall be interpreted and construed in accordance with the laws of the state or commonwealth in which the Demised Premises are located.

      SECTION 27.7 Upon request of either party, Landlord and Tenant each hereby agrees to execute and deliver to the other duplicate originals with signatures duly acknowledged, of a memorandum of this Lease, and, upon request of either party, a memorandum of any modification of this Lease. Such memorandum shall be in recordable form and shall contain such information as shall be necessary in the reasonable opinion of counsel for the parties, neither to be unreasonable, to give record notice of the provisions of this Lease or said modification; provided, however, in no event shall such memorandum set forth the Basic Annual Rent or additional rent payable hereunder. Notwithstanding the foregoing, it is understood and agreed that no memorandum of this Lease shall be recorded by Landlord or Tenant prior to the occurrence of the Lease Commencement Date.

      SECTION 27.8 Landlord and Tenant each hereby represents that Landlord dealt with no Broker in connection with the negotiation, execution and delivery of this Lease Agreement, and Tenant dealt exclusively with Wm. A. White/Grubb & Ellis Inc. Both Landlord and Tenant each acknowledge that any broker fees in connection with this Lease Agreement are the sole responsibility of Tenant.

      SECTION 27.9 The term "Lease Interest Rate" as used in this Lease shall be deemed to refer to the prime rate of interest from time to time being charged by Citibank N.A. of New York, New York to its most creditworthy customers, plus one (1%) percent.

      SECTION 27.10 All trade fixtures and equipment furnished or installed by Tenant or subtenants, concessionaires or licensees in the Demised Premises, regardless of the manner or mode of attachment thereof, shall be and remain the property of Tenant or its subtenants, concessionaires or licensees, and may be removed by Tenant or its subtenants, concessionaires or licensees at any time during the term of this Lease. Such trade fixtures and equipment shall be removed not later than fifteen (15) days after the expiration date or sooner termination date of the term hereof. any such trade fixtures or equipment remaining in the Demised Premises after the expiration of the said fifteen (15) day period may be removed by Landlord at the cost and expense of Tenant, including but not limited to, any costs of storage or warehousing incurred by Landlord. Notwithstanding the foregoing provisions of this Section 27.10 or the provisions of Section 17.3, in no event shall Tenant have the right to remove the heating, ventilating, air-conditioning, plumbing or electrical systems servicing the Demised Premises, or the lighting fixtures or ceiling therein.

      SECTION 27.11 All Schedules and Riders attached hereto constitute part of this Lease.

      SECTION 27.12 All monetary payments by Tenant to Landlord under this Lease, including those required by Articles IV and V shall constitute additional rent whether or not so designated herein. Landlord shall have with respect to such monetary payments, all of rights and remedies as are otherwise provided to Landlord herein or at law with respect to the payment of Basic Annual Rent.

      SECTION 27.13 The rules and regulations annexed hereto shall be deemed incorporated in and part of this Lease and Tenant shall be bound thereby. Landlord shall have the right, form time to time during the term of this Lease, to promulgate such other or additional rules and regulations or to modify or amend the rules and regulations as Landlord shall, in its sole discretion deem appropriate and necessary for the operation of the Shopping Center. Landlord shall have no liability or obligation to Tenant in the event that Landlord shall elect not to enforce any rule or regulation against any other Tenant of the Shopping Center.

      SECTION 27.14 Intentionally omitted.

      SECTION 27.15 The submission of this Lease by Landlord to Tenant shall not constitute an offer to Lease, and Tenant shall not have any claim against Landlord or any rights with respect to the Demised Premises or the Shopping Center unless and until this Lease is signed by Landlord and Tenant.



                                 ARTICLE XXVIII

                             SUCCESSORS AND ASSIGNS

      SECTION 28.1 It is covenanted and agreed by and between the parties hereto that the covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns, subject to the provisions of this Lease. The words "Landlord" and "Tenant" and the pronouns referring thereto, as used in this Lease, shall mean, where the context requires or permits, the person named herein as Landlord and Tenant and their respective successors, assigns, and if the Landlord or Tenant be an individual or individuals, the heirs and personal representatives of such party, whether singular or plural and irrespective of gender.

                                  ARTICLE XXIX

                                    CAPTIONS

      SECTION 29.1 The captions set forth below the Article number or elsewhere in this Lease are for convenience of reference only and in no way define, limit or describe the meaning, scope or intention of this Lease or of any of its provisions or in any way affect this Lease.

                                   ARTICLE XXX

                                ENTIRE AGREEMENT

      SECTION 30.1 This instrument, together with the Schedules and Riders attached hereto (all of which shall be deemed part of this Lease), contains the entire agreement and understanding between the parties hereto with respect to the lease of the Demised Premises to Tenant. No statements, representations, prior agreement or understanding not herein set forth shall have any force or effect unless appropriate amendment is executed by all parties hereto. This Lease shall become effective only upon execution hereof by both parties hereto and delivery of a fully executed original hereof to Tenant.

                                  ARTICLE XXXI

                                  CONTINGENCIES

      SECTION 31.1 Notwithstanding any other provision of this Lease, this Lease and the obligations and responsibilities of Landlord hereunder are conditional and contingent upon Landlord's obtaining of all governmental permits and approvals, including, but not limited to, a building permit, necessary for construction of the Demised Premises and Shopping Center.

      SECTION 31.2 Landlord agrees to use due diligence to satisfy the contingencies set forth in Section 31.1 hereof. In the event that Landlord shall not have satisfied such contingencies and so notified Tenant, within days from and after the date of this Lease, Landlord and Tenant shall have the right, as their exclusive remedy, by notice to the other, to cancel and terminate this Lease in which event, neither party shall have any further liability or obligation to the other.

      IN WITNESS WHEREOF the parties hereto have duly executed this instrument as of the date first above written, which date shall be deemed to be and shall be referred to as the date of this Lease.

WITNESS OR ATTEST:                        WESTWOOD OAKS, INC. - LANDLORD



/s/ Illegible                             BY: /s/ LEONARD A. WILF
---------------------------                  -------------------------------


/s/ Illegible                             BY: /s/ JESSE Y. SAYEGH
---------------------------                  -------------------------------
                                             JESSE Y. SAYEGH - TENANT

BUKLAD & BUKLAD
78 So. Orange Ave.
South Orange, NJ  07079

                                    RIDER LC

      Subject  to  Tenant's   ability  to  obtain  all  necessary   governmental
approvals, Landlord shall deliver the herein described building with the following work completed:

1. All footing foundations and structural steel framing including mezzanine projection steel installed on concrete block footings as shown on plans prepared by John Schimenti A.I.A. and attached hereto.

2. All exterior masonry walls will be painted 8" x 8" scored block with accent patterns as indicated on the construction drawings.

3. Building shall have a single ply roof system with rigid insulation, exterior roof drains, and a ten (10) year guaranty from the manufacturer.

4. There shall be a 3' high parapet with flashing and cant strip around the building with copings.

5. Store front - Construction at the front of the building with glass block as delineated in the schematic elevation drawing, except Tenant shall pay to the Landlord the difference in the cost of the glass block vs. the aforesaid 8" x 8' square block.

6. HVAC - Provide and install HVAC units on roof curbs as per plan (capacity to meet boca code) with return air ducts at screens. all other work including wiring, supply air ducts, dampers, registers and thermostats are Tenants responsibility, as is the cost of additional capacity in excess of the tonnage required by code.

7. Water supply to meter room - Supply to be sufficient for sprinkler and domestic water. Provide back-flow devices if required.

8. Structural steel for roof and steel stairs and dunnage for HVAC system - Roof steel to have outriggers for marquee. All metal decking.

9. Fireproofing - If required on the structural framing only, any other fireproofing as may be required by any codes shall be the responsibility of the Tenant.

10. 1600 amp electrical service to meter room with panel and meter. Subject to the approval of J.C.P.& L. based on electrical load information to be provided by Tenant. Should J.C.P.& L. deny said service, then landlord and Tenant shall revise their electrical specifications based on the availability of service to be provided by J.C.P.& L.

11. All landscaping, exterior parking lot lighting, concrete sidewalks, and one (1) hose bib as per drawing. All exterior doors, hollow metal or glass with hardware.

12. Pylon Sign - Landlord shall sign any documents Tenant shall require in order to submit a permit for the installation of Tenant's signage on the existing shopping center pylon.

13. Sanitary Piping - Landlord shall bring all sanitary lines to within five (5') feet of the building. Should Tenant's building require a house trap, same shall be Tenant's responsibility to install, however Landlord shall credit Tenant the sum of $1,500.00 should the house trap be required.

14.   Borings - Roof access door with stationary ladder.

15.   Roof drains to exterior dry wells or sewer, including all piping.

16. Glass blocks at entranceway with landlord to be reimbursed the difference in cost between said glass block and the cost of the 8" x 8" scored block.

17. Exterior areaways and drainage - All exterior railings and handrails as requried by either BOCA or Handicap Code, any other railings shall be Tenant's responsibility.

18. Provide and install sprinkler riser valve in sprinkler room with flange connection ready for Tenants build out as per construction drawing.

19. Fire Stopping - Provide and install same as it relates to Landlord's work only. Any additional fire stopping based on partitioning plan is Tenant's responsibility.

20.   Gas service, meter and piping to the HVAC units on the roof.

21. Excavate rough grading as indicated on construction drawings to within 2" of the sub floor height.

22.   Remove any hazardous soil which may be discovered during excavation.

      Notwithstanding anything to the contrary contained in this work letter or the attached Lease. it is understood that the Landlord shall be responsible for obtaining all necessary Planning Board approvals including county approvals, D.O.T. approvals, including approvals form the Ocean County Soils Conservation Bureau as they may apply to the above referenced building. Unless specifically stated above, or in the Lease, all work other than Items 1 through 22 shall be the responsibility of the Tenant and Tenant shall be responsible for filing whatever paperwork, submissions and review fees may be required in order to procure said permit and certificate of occupancy.

WITNESS:                                  WESTWOOD OAKS, INC.


                                          BY: /s/ LEONARD A. WILF
------------------------                      ----------------------------
                                                           Vice President


WITNESS:                                  RUSTIC BERN CORP.


                                           BY: /s/ Illegible
------------------------                       ----------------------------
                                                           Vice President


                                           BY: /s/ JESSE Y. SAYEGH
                                               ----------------------------
                                               Jesse Sayegh, Tenant